UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

American Beacon Funds
American Beacon Select Funds
American Beacon Institutional Funds Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

American Beacon Funds

American Beacon Select Funds
American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

June 13, 2025

Dear Shareholder:

The enclosed proxy materials relate to a Special Joint Meeting of Shareholders (the “Meeting”) of American Beacon Funds (“Beacon Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Institutional Funds Trust (“Institutional Trust,” and together with Beacon Trust and Select Trust, the “Trusts”) to be held at the offices of the Trusts, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 at 2:00 p.m. Central Time on August 14, 2025. The Meeting will be held for shareholders of all Trusts to consider and vote on the proposal described below (“Proposal”).

Formal notice of the Meeting appears on the following pages and is followed by a proxy statement (“Proxy Statement”) for the Meeting. Please review the attached Proxy Statement carefully and cast your vote on the Proposal. The Boards of Trustees of the Trusts (“Board”) recommend voting FOR the Proposal.

Proposal: To elect eight (8) trustees (“Trustees”) to the Board of Trustees of each Trust.

At a meeting held on June 4, 2025, those members of the Board who are not “interested persons” of the Trusts, within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustees”), unanimously nominated, and recommended to shareholders the election of the six current Trustees and two new Trustees to each Trust’s Board. If shareholders elect the proposed two new nominees and the six current Trustees, each Trust’s Board will consist of eight Trustees, seven of whom will be Independent Trustees and one of whom will be deemed to be an “interested person” of the Trusts, as defined by the 1940 Act (“Interested Trustee”).

The Board has approved the Proposal identified above with respect to each Trust and recommends that you vote “FOR” the Proposal.

Your vote is important no matter how many shares you own. Voting your shares now will allow you as a Fund shareholder to avoid the inconvenience of any follow-up mail or telephone solicitation for your vote. The attached Notice of Special Joint Meeting of Shareholders and Proxy Statement concerning the Meeting describes the matters to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. If you have any questions about these materials, please call us at 1-844-568-1623.

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Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

3.	Mail — If you vote by mail, please indicate your vote on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your proxy card(s) or follow the instructions in the enclosed materials to vote online or by telephone so that your vote will be counted.

We look forward to receiving your proxy card(s) or your online or telephone instructions so that your shares may be voted at the Meeting. Thank you for your vote and for your continued investment in the Funds.

Sincerely,

/s/ Gregory J. Stumm

President

American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust

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American Beacon Funds

American Beacon Select Funds
American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

NOTICE OF A SPECIAL JOINT

MEETING OF SHAREHOLDERS

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Joint Meeting of Shareholders (the “Meeting”) of American Beacon Funds (“Beacon Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Institutional Funds Trust (“Institutional Trust,” and together with Beacon Trust and Select Trust, the “Trusts”) will be held at 2:00 p.m. Central Time on August 14, 2025, at the offices of the Trusts, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. In connection with the Meeting, as a shareholder of one or more series (“Funds”) of the Trusts, you are asked to consider and act upon the following Proposal (“Proposal”):

Proposal: To elect eight (8) trustees (“Trustees”) to the Board of Trustees of each Trust.

At a meeting held on June 4, 2025, the members of the Boards of Trustees of the Trusts who are not “interested persons” of the Trusts, within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), unanimously nominated, and recommended to shareholders the election of the six current Trustees and two new Trustees to each Trust’s Board. The two nominees for Trustee are Ms. Janet C. Smith and Mr. Paul Zemsky, who, if elected, will serve as Independent Trustees on each Trust’s Board. The six current Trustees are Messrs. Gilbert G. Alvarado, Gerard J. Arpey, Eugene J. Duffy and Douglas A. Lindgren, and Mses. Claudia A. Holz and Barbara J. McKenna. If shareholders elect the proposed two new nominees and the six current Trustees listed above, each Trust’s Board will consist of eight Trustees, seven of whom will be Independent Trustees and one of whom will be deemed to be an “interested person” of the Trusts, as defined by the 1940 Act (“Interested Trustee”). Mr. Duffy is deemed to be an Interested Trustee.

The Boards of Trustees of the Trusts (“Board”) unanimously recommend that you vote in favor of the Proposal.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

You should read the accompanying proxy statement (“Proxy Statement”) prior to completing your proxy card. Only holders of record of shares of beneficial interest of each Fund at the close of business on May 30, 2025 (“Record Date”) are entitled to receive notice of, and vote at, the Meeting and any adjournments or postponements thereof. All shareholders of a Trust will vote on the Proposal. Shareholders of each Trust will vote separately from shareholders of each other Trust. If you owned shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please vote each proxy card you receive.

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If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope, the accompanying proxy card(s) being solicited by the Board. This is important to ensure a quorum at the Meeting. You also may return proxies by voting online or by telephone. Proxies may be revoked at any time before they are exercised by submitting to a Trust a written notice of revocation prior to the Meeting or a subsequently executed proxy or by attending the Meeting and voting in person. If you hold your shares through a financial intermediary and plan to vote at the meeting, or would like to revoke your proxy, please contact your financial intermediary to do so.

The Special Meeting of Shareholders of each Trust is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum and voting requirement with respect to each Trust.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) promptly.

You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if a quorum is not present in person or represented by proxy at the Meeting for a Trust. In that event, a Trust would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing each Trust to hold the Meeting as scheduled, so please return your proxy card(s) immediately or vote online or by telephone.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 14, 2025, or any adjournments or postponements thereof. This Notice and the Proxy Statement are available on the Internet at https://www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By Order of the Board of Trustees,

/s/ Rosemary K. Behan
Secretary

Irving, Texas

June 13, 2025

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YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if you sold your shares or closed your account after the May 30, 2025 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

To avoid the inconvenience of further solicitations for your vote, please mail your proxy card promptly. If you receive a phone call from Computershare Inc., our proxy solicitor, please take a moment to answer the call and vote via the trained proxy specialists.

As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet or in-person. To vote by telephone, please call the toll-free number listed on the proxy card. To vote on the Internet, please follow the instructions listed on the proxy card. If you will attend the Meeting and vote in person, please let us know by calling 1-844-568-1623. Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy. If we have not received your voting instructions by July 28, 2025, we may contact you again for your vote.

Notice to Corporations and Partnerships: proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

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American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

INFORMATION TO HELP YOU

UNDERSTAND AND VOTE ON THE

PROPOSAL

While we strongly encourage you to read the full text of the enclosed proxy statement (“Proxy Statement”), we also are providing the following brief overview of the Proposal in the Proxy Statement (“Proposal”), in “Question and Answer” format, to help you understand and vote on the Proposal. Your vote is important. Please vote.

Q:	Why are you sending me this information?

A:	You are receiving these materials because, on May 30, 2025, you owned shares of one or more Funds and, as a result, have a right to vote on the Proposal. This Proxy Statement is being furnished to the shareholders of the separate series (“Funds”) of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust (each, a “Trust” and collectively, the “Trusts”) in connection with the solicitation of proxies by, and on behalf of, the Boards of Trustees of the Trusts to be used at a Special Joint Meeting of Shareholders of the Trusts and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at 2:00 p.m. Central Time on August 14, 2025, at the offices of the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Q:	Why am I being asked to elect Trustees?

A:	Each Trust is governed by a Board of Trustees (each member thereof, a “Trustee” and collectively “Trustees” or “Board”). At a meeting held on June 4, 2025, those members of the Board who are not “interested persons” of the Trusts, within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), unanimously nominated, and recommended to shareholders the election of the six current Trustees and two new Trustees to each Trust’s Board. The two nominees for Trustee are Ms. Janet C. Smith and Mr. Paul Zemsky, who, if elected, will serve as Independent Trustees on each Trust’s Board. The six current Trustees are Messrs. Gilbert G. Alvarado, Gerard J. Arpey, Eugene J. Duffy and Douglas A. Lindgren, and Mses. Claudia A. Holz and Barbara J. McKenna. If shareholders elect the proposed two new nominees and the six current Trustees, each Trust’s Board will consist of eight Trustees, seven of whom will be Independent Trustees and one of whom will be deemed to be an “interested person” of the Trusts, as defined by the 1940 Act (“Interested Trustee”). Both of the two new nominees will be Independent Trustees, if elected. Mr. Duffy is deemed to be an Interested Trustee.
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Q:	How were the Trustee nominees selected?

A:	The Board considered the qualifications, including the background, experience and skills, of the Trustee nominees and has nominated and selected the Trustee nominees and recommends that the Trustee nominees be elected by shareholders. Biographical information on each of the Trustee nominees, and additional information about the Board and the nomination process is provided in this Proxy Statement.

Q:	Will my Fund pay for the Proxy Statement and related costs?

A:	Yes. Each Fund will bear its proportionate share of the costs, fees and expenses incurred in connection with the Proxy Statement and the Meeting, including the costs of printing and mailing the Proxy Statement, and soliciting proxies, and the fees and expenses of accountants and attorneys relating to the Proxy Statement, with the costs allocated among the Funds. However, such costs, fees and expenses are subject to any contractual fee waiver/expense reimbursement agreements between American Beacon Advisors, Inc. (the “Manager”), the Funds’ manager and administrator, and a Trust, on behalf of a Fund (each, a “Waiver Agreement”). As a result, the Manager will pay such costs, fees and expenses to the extent that they exceed a Fund’s current expense cap in its Waiver Agreement. The Manager has retained Computershare Inc. to assist in the distribution of proxy material and the solicitation and tabulation of voting results at a cost that is estimated to be approximately $1.07 million.

Q:	How does the Board recommend that I vote with respect to the Proposal?

A:	After careful consideration, the Board recommends that you vote FOR the Proposal to approve each nominee.

Q:	Was I supposed to receive more than one proxy card?

A:	If you own shares of more than one Fund, you may have received more than one proxy card. Please vote each proxy card you receive. If you only own shares of one Fund, you should only have received one proxy card.

Q:	How do I vote my shares?

A:	Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, the Internet or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card. If you will attend the Meeting and vote in person, please let us know by calling 1-800-967-9009.

Q:	Whom should I call for additional information about the Proxy Statement?

A:	If you have any questions about the Proposal or need assistance voting your shares, please call 1-844-568-1623.
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American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

PROXY STATEMENT

Special Joint Meeting of Shareholders to be Held on August 14, 2025

This Proxy Statement is being furnished to the shareholders of the separate series (“Funds”) of American Beacon Funds (“Beacon Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Institutional Funds Trust (“Institutional Trust,” and together with Beacon Trust and Select Trust, the “Trusts”) in connection with the solicitation of proxies by, and on behalf of, the Boards of Trustees of the Trusts to be used at a Special Joint Meeting of Shareholders of the Funds and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at 2:00 p.m. Central Time on August 14, 2025, at the offices of the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. American Beacon Advisors, Inc. (the “Manager”), located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as manager and administrator to each Trust. The purpose of the Meeting is to consider and act on the Proposal as set forth below, and in the accompanying Notice of a Special Joint Meeting of Shareholders (“Notice”). Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about June 20, 2025. This Proxy Statement and form of proxy card(s) also will be available at https://www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx on or about June 20, 2025.

Shareholders of the Trusts are being asked to vote on the following proposal (the “Proposal”):

Which Proposal Affects My Fund?
All Trusts All shareholders of a Trust will vote on the Proposal. Shareholders of each Trust will vote separately from shareholders of each other Trust.	Proposal: To elect eight (8) trustees (“Trustees”) to the Board of Trustees of each Trust.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

The Funds that comprise the Beacon Trust, Select Trust and Institutional Trust, and their fiscal year ends, are set forth below:

Beacon Trust
Fund	Fiscal Year End
American Beacon Developing World Income Fund American Beacon NIS Core Plus Bond Fund	January 31

American Beacon ARK Transformational Innovation Fund

American Beacon Shapiro Equity Opportunities Fund

American Beacon Shapiro SMID Cap Equity Fund

American Beacon SSI Alternative Income Fund

American Beacon TwentyFour Strategic Income Fund

American Beacon TwentyFour Sustainable Short Term Bond Fund

June 30

American Beacon FEAC Floating Rate Income Fund

American Beacon Ninety One Emerging Markets Equity Fund

American Beacon Ninety One Global Franchise Fund

American Beacon Ninety One International Franchise Fund

American Beacon SiM High Yield Opportunities Fund

American Beacon The London Company Income Equity Fund

August 31

American Beacon Balanced Fund

American Beacon Garcia Hamilton Quality Bond Fund

American Beacon IMC International Small Cap Fund

American Beacon International Equity Fund

American Beacon Large Cap Value Fund

American Beacon Small Cap Value Fund

October 31

American Beacon AHL Managed Futures Strategy Fund

American Beacon AHL Multi-Alternatives Fund

American Beacon AHL TargetRisk Fund

American Beacon Man Large Cap Growth Fund

American Beacon Man Large Cap Value Fund

American Beacon Stephens Mid-Cap Growth Fund

American Beacon Stephens Small Cap Growth Fund

December 31

Select Trust
Fund	Fiscal Year End
American Beacon AHL Trend ETF American Beacon GLG Natural Resources ETF American Beacon Ionic Inflation Protection ETF	January 31
American Beacon U.S. Government Money Market Select Fund	December 31

Institutional Trust
Fund	Fiscal Year End
American Beacon Diversified Fund	October 31
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The Beacon Trust and Select Trust are organized as Massachusetts business trusts and the Institutional Trust is organized as a Delaware statutory trust. Each Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trusts’ shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” Each Trust has a Board of Trustees comprised of the same members. The Trusts’ Boards of Trustees may be referred to collectively herein as the “Board” and its members may be referred to herein as “Trustees.”

Shareholders of record as of the close of business on May 30, 2025 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposal that you should know before voting. Additional information about the Trusts has been filed with the SEC and is available upon oral or written request.

The Trusts will furnish, without charge, a copy of their annual shareholder reports, most recent semi-annual shareholder reports succeeding the annual shareholder report, if any, and financial statements and accompanying notes, to a shareholder upon request. Shareholders may request copies of a Trust’s annual and/or semi-annual shareholder reports, or financial statements and accompanying notes, free of charge, by writing to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri L. McKinney, or by calling 1-800-967-9009. These reports are also available online at www.americanbeaconfunds.com/reports.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 14, 2025, or any adjournments or postponements thereof. The Notice and this Proxy Statement are available on the Internet at https://www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

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OVERVIEW

Proposal: To Elect Eight (8) Trustees to the Board of Trustees of Each Trust

All shareholders of a Trust will vote on the Proposal. Shareholders of each Trust will vote separately from shareholders of each other Trust.

At a meeting held on June 4, 2025, those members of the Board who are not “interested persons” of the Trusts, within the meaning of the 1940 Act (“Independent Trustees”), unanimously nominated, and recommended to shareholders the election of the six current Trustees and two new Trustees to each Trust’s Board. The two nominees for Trustee are Ms. Janet C. Smith and Mr. Paul Zemsky, who, if elected, will serve as Independent Trustees on each Trust’s Board. The six current Trustees are Messrs. Gilbert G. Alvarado, Gerard J. Arpey, Eugene J. Duffy and Douglas A. Lindgren, and Mses. Claudia A. Holz and Barbara J. McKenna. If shareholders elect the proposed two new nominees and the six current Trustees listed above, each Trust’s Board will consist of eight Trustees, seven of whom will be Independent Trustees and one of whom will be deemed to be an “interested person” of the Trusts, as defined by the 1940 Act (“Interested Trustee”). Mr. Duffy is deemed to be an Interested Trustee.

If elected by the shareholders of each Trust, the election of Trustees will be effective immediately with respect to the current Trustees. The new Trustees are expected to assume their roles no later than August 25, 2025. Each Trustee will hold office until their termination, resignation or removal. Each nominee and current Trustee has indicated a willingness to serve or continue to serve, as applicable if elected. If any nominee should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

Ms. Janet C. Smith and Mr. Paul Zemsky were recommended by the Board’s Nominating and Governance Committee and nominated by the Independent Trustees for election at the Meeting.

The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed above unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

Messrs. Alvarado, Arpey and Duffy and Ms. McKenna were previously elected by the shareholders of the Trusts. Mr. Lindgren and Ms. Holz were previously appointed by the Board pursuant to the provisions of Section 16(a) of the 1940 Act. If a quorum is not achieved for any Trust, the current Trustees who were previously elected to the Board by shareholders will remain in office and still will be considered as having been elected by the shareholders of each Trust pursuant to their previous election. The current Trustees who were previously appointed by the Board will remain in office and still will be considered as having been duly appointed to the Board pursuant to the provisions of Section 16(a) of the 1940 Act.

The Trusts are governed by the Board. The Board is responsible for and oversees the overall management and operations of the Trusts and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts or the State of Delaware, as applicable, as well as the stated

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policies of the Funds. The Board oversees the Trusts’ officers and service providers, including the Manager, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment personnel and the Trusts’ Chief Compliance Officer (“CCO”). The Board also is assisted by the Trusts’ independent registered public accounting firm (which reports directly to the Trusts’ Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trusts and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trusts and the Funds. The Manager, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trusts and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trusts and the Funds. In addition, under the general oversight of the Board, the Manager, each Fund’s investment sub-advisor, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Manager oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisors.

The Board also oversees risk management for the Trusts and the Funds through review of regular reports, presentations and other information from officers of the Trusts and other persons. Senior officers of the Trusts, senior officers of the Manager, and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from the Manager with respect to the investments, securities trading and securities lending activities of the Funds, as applicable. In addition to regular reports from the Manager, the Board also receives reports regarding other service providers to the Trusts, either directly or through the Manager or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from the Manager in connection with the Board’s consideration of the renewal of each of each Trust’s agreements with the Manager and a Trust’s distribution plans under Rule 12b-1 under the 1940 Act, if any.

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Senior officers of the Trusts and the Manager also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trusts’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trusts’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

All but one members of the Board are Independent Trustees. Douglas A. Lindgren, an Independent Trustee, serves as Chair of the Board. The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trusts’ officers and other management personnel, and counsel to the Funds. The Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through standing Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers whether to approve each Fund’s management agreement with the Manager and, as applicable, its investment advisory agreement(s) with its sub-advisor(s), while specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit and Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Chair position and its committees, is appropriate for the Trusts in light of, among other factors, the asset size and nature of the Funds in the Trusts, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trusts together constitute the American Beacon Funds Complex, which is comprised of 27 series within the Beacon Trust, one series within the Institutional Trust, and four series within the Select Trust. The same persons constitute the Board of each Trust, and each Trustee oversees, and each Trustee or nominee would oversee or continue to oversee if elected, the Trusts’ combined 32 series.

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The Board holds five regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The Independent Trustees also conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Interested Trustees or management are present, and may hold special meetings, as needed, either in person or by videoconference or telephone.

The six current Trustees of each Trust, and the nominees for election as Trustees of each Trust, are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each person listed below is 220 E. Las Colinas Blvd., Irving, Texas 75039, and shareholders may contact them directly, individually or collectively as a Board, at such address. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017

Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021)

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NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017	The Conrad Prebys Foundation: Chief Financial Officer (2022-Present);
Sierra Health Foundation (health conversion private foundation): Executive Vice President & CCO (2022); Senior Vice President & CFO (2012-2022); CFO (2006-2011);
Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President & CFO (2012-2022);
SJVIIF, LLC (impact investment fund): President (2018-2022);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018 -2021);
American Beacon Apollo Total Return Fund: Trustee (2018 -2021).
Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017

Emerald Creek Group (private equity firm): Partner (2011-Present);

S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);

The Home Depot, Inc.: Director (2015-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018	Blue Owl Capital, Inc.: Independent Director (2021-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021)
Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018	JLL Income Property Trust: Director (2022-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021).
Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017

Longfellow Investment Management Company: Managing Principal (2005-Present, President since 2009);

External Diversity Council of the Federal Reserve Bank of Boston: Member (2015-2023);

United States Tennis Association: Board Advisor (2021-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

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Janet C. Smith*** (1965)	Nominee	Nominee

Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024);

Putnam Funds Complex (Approximately 105 Funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).

Paul Zemsky (1962)	Nominee	Nominee

Focus Consulting Group: Consulting Partner: (2024-Present);

ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present);

Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

**	Mr. Duffy is deemed to be an “interested person” as defined by the 1940 Act, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

***	Prior to July 1, 2024, Ms. Smith served as an officer of certain affiliates of Putnam Investment Management, LLC (“Putnam”), and as Vice President, Principal Financial Officer, Principal Accounting Officer and Assistant Treasurer of various registered open-end investment companies for which Putnam serves as investment adviser (“Putnam Funds Complex”). On January 1, 2024, Putnam was acquired (the “Putnam Acquisition”) by Franklin Resources, Inc. (“Franklin”), following which it is under common control with Brandywine Global Investment Management, LLC (“Brandywine”), an investment adviser to certain series of the Beacon Trust and Institutional Trust.

In addition, Jane E. Trust has served on the Boards of Trustees of the Putnam Funds Complex since January 2024. Ms. Smith served as an officer of the Putnam Funds Complex prior to July 1, 2024. Ms. Trust holds and held positions at the following entities, which are under common control with Brandywine. Based on publicly available information, Ms. Trust has served as Senior Vice President, Fund Board Management at Franklin Templeton since 2020; as President and Chief Executive Officer of Franklin Templeton Fund Advisor, LLC, and officer and/or trustee/director of its associated funds since 2015; as Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason”) from 2018 to 2020; as Managing Director of Legg Mason from 2016 to 2018; and as Senior Vice President of Franklin Templeton Fund Advisor, LLC in 2015.

In connection with the Putnam Acquisition, Ms. Smith sold her Class B shares of a Putnam affiliate, with a value of approximately $683,000, to a subsidiary of Franklin. In connection with this sale, Ms. Smith may be entitled to certain contingent premium payments depending on the achievement of certain financial metrics, in an amount not to exceed approximately $186,000.

Ms. Smith is a participant in a Deferred Executive Compensation Plan relating to her time at Putnam, pursuant to which she will receive approximately $520,000, which will be paid over time by a Franklin affiliate as a result of the Putnam Acquisition.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee or nominee, the following provides further information about the qualifications and experience of each Trustee and nominee.

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Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a Trustee.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a Trustee.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Janet C. Smith: Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.

Paul Zemsky: Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.

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Trustee and Nominee Ownership of Fund Shares

The following table reflects each Trustee or nominee’s ownership in each Fund as of May 30, 2025.

	Non-Interested							Interested
Fund	Alvarado	Arpey	Holz	Lindgren	McKenna	Smith	Zemsky	Duffy
BEACON TRUST
American Beacon AHL Managed Futures Strategy Fund	$1- $10,000	None	None	None	$50,001– $100,000	None	None	None
American Beacon AHL Multi-Alternatives Fund	None	None	None	None	None	None	None	None
American Beacon AHL TargetRisk Fund	$10,001- $50,000	None	None	Over $100,000	None	None	None	None
American Beacon ARK Transformational Innovation Fund	$1- $10,000	None	None	None	$50,001– $100,000	None	None	None
American Beacon Balanced Fund	None	Over $100,000	None	None	None	None	None	$50,001- $100,000
American Beacon Developing World Income Fund	None	None	None	Over $100,000	None	None	None	$10,001- $50,000
American Beacon FEAC Floating Rate Income Fund	None	None	None	None	None	None	None	None
American Beacon Garcia Hamilton Quality Bond Fund	None	None	$10,001- $50,000	None	None	None	None	None
American Beacon IMC International Small Cap Fund	None	None	None	None	None	None	None	None
American Beacon International Equity Fund	None	Over $100,000	None	None	None	None	None	None
American Beacon Large Cap Value Fund	None	None	$10,001- $50,000	None	None	None	None	None
American Beacon Man Large Cap Growth Fund	$10,001- $50,000	None	None	None	Over $100,000	None	None	None
American Beacon Man Large Cap Value Fund	$10,001- $50,000	None	None	None	Over $100,000	None	None	None
American Beacon Ninety One Emerging Markets Equity Fund	None	None	None	None	None	None	None	None
American Beacon Ninety One Global Franchise Fund	None	None	None	None	None	None	None	None
American Beacon Ninety One International Franchise Fund	None	None	None	None	None	None	None	None
American Beacon NIS Core Plus Bond Fund	None	None	None	None	None	None	None	None
American Beacon Shapiro Equity Opportunities Fund	None	None	None	None	None	None	None	None
American Beacon Shapiro SMID Cap Equity Fund	None	None	None	None	None	None	None	None
American Beacon SiM High Yield Opportunities Fund	$10,001- $50,000	None	$10,001- $50,000	None	None	None	None	$10,001- $50,000
American Beacon Small Cap Value Fund	None	None	$10,001- $50,000	None	None	None	None	None
American Beacon SSI Alternatives Income Fund	$10,001- $50,000	None	None	None	None	None	None	None
American Beacon Stephens Mid- Cap Growth Fund	None	None	$50,001– $100,000	None	None	None	None	None
American Beacon Stephens Small Cap Growth Fund	None	None	None	None	None	None	None	None
American Beacon The London Company Income Equity Fund	$10,001- $50,000	None	None	None	Over $100,000	None	None	None
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American Beacon TwentyFour Strategic Income Fund	None	None	None	None	None	None	None	$50,001- $100,000
American Beacon TwentyFour Sustainable Short Term Bond Fund	None	None	None	None	None	None	None	None
SELECT TRUST
American Beacon AHL Trend ETF	None	None	None	None	None	None	None	None
American Beacon GLG Natural Resources ETF	None	None	None	Over $100,000	None	None	None	None
American Beacon Ionic Inflation Protection ETF	None	None	None	None	None	None	None	None
American Beacon U.S. Government Money Market Select Fund	$10,001- $50,000	None	$10,001- $50,000	None	None	None	None	None
INSTITUTIONAL TRUST
American Beacon Diversified Fund	None	None	None	None	None	None	None	None
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000

Committees of the Board

Each Trust has an Audit and Compliance Committee (“Audit Committee”).   The Audit Committee is currently comprised of Ms. Holz (Chair) and Messrs. Arpey and Lindgren, each of whom are Independent Trustees and, with respect to the exchange-traded fund (“ETF”) series of the Select Trust, independent under the applicable rule of the exchange on which the ETF series are listed. If elected, Ms. Smith will also serve as a member of the Audit Committee. As set forth in its charter, the primary purposes of each Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of each Trust and each  Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of each Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement (and related fee arrangements) of each Trust’s independent auditors to perform annual audit services for the Funds and certain non-audit services for the Funds or certain affiliated parties, and, in connection therewith, to review and evaluate the qualifications, independence and performance of each Trust’s independent auditors; (d) to oversee a Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trusts’ compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the CCO in connection with his or her implementation of the Trusts’ Compliance Program; and (f) to assist the Board with the aspects of risk oversight of each Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. The Audit Committee met four (4) times during the fiscal years ended June 30, 2024, August 31, 2024, October 31, 2024, December 31, 2024, and January 31, 2025.

Each Trust has an Investment Committee. The Investment Committee is currently comprised of Messrs. Alvarado (Chair) and Duffy and Ms. McKenna. If elected, Mr. Zemsky will also serve as a member of the Investment Committee. Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the

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Investment Committee’s primary purposes are: (a) to review the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to review recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Funds; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trusts that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks. The Investment Committee met four (4) times during the fiscal years ended June 30, 2024, August 31, 2024, October 31, 2024, December 31, 2024, and January 31, 2025.

Each Trust has a Nominating and Governance Committee (“Nominating Committee”). The Nominating Committee is currently comprised of Messrs. Arpey (Chair) and Lindgren, each of whom are Independent Trustees and, with respect to the ETF series of the Select Trust, independent under the applicable rule of the exchange on which the ETF series are listed. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board and of the chairs of such committees; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees; (i) to assist the Board with the aspects of risk oversight of the Trusts that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Trusts; (j) to coordinate and supervise an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Trusts’ primary service providers and vendors; and (l) to assist the Board in coordinating with legal counsel to the Trusts and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations. The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of this charter is attached to this Proxy Statement as Appendix D.

Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds, and must otherwise comply with the Declaration of Trust and By-Laws of the applicable Trust. In particular, pursuant to the By-Laws a shareholder’s notice of nomination must set forth, as to each nominee: (1) the name, age, business address and residence address of such person; (2) the Funds, classes and number of shares of each Trust that are beneficially owned or owned of record by such person; (3) the date such shares were acquired, the investment intent of such acquisition and, with respect to the Select Trust, confirmation that such

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shares were the subject of any required filing pursuant to Section 13(d) or 13(g) or the Securities Exchange Act of 1934, as amended (“Exchange Act”) and Rule 13d-1(a) thereunder; and (4) all other information relating to such person that is required to be disclosed in the proxy statement in an election contest (even if an election contest is not involved), or is otherwise required, pursuant to Regulation 14A or any successor provision under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected. Such notice also should include, as to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made: (1) the name and address of such shareholder, and the current name and address, if different, of each such beneficial owner as they appears on the books of the Trust or its transfer or similar agent; (2) the Funds, classes and number of shares of the Trust owned beneficially and of record by such shareholder and such beneficial owner(s); (3) in the case of the Select Trust, the date such shares were acquired, the investment intent of such acquisition and confirmation that such shares were the subject of any required filing pursuant to Rule 13(d) or 13(g) of the Exchange Act; and (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase the voting power of, such shareholder or beneficial owner with respect to any share of the Trust (collectively “Hedging Activities”), and the extent to which such shareholder or such beneficial owner(s), if any, has engaged in Hedging Activities with respect to shares or other equity interests of any other trust or company. The notice should further include, to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee.

The Nominating Committee met four (4) times during the fiscal year ended June 30, 2024 and five (5) times during the fiscal years ended August 31, 2024, October 31, 2024, December 31, 2024, and January 31, 2025.

While there is no formal list of specific minimum qualifications, the Nominating Committee considers, among other things, the following criteria for Independent Trustee candidates: (a) unquestioned personal integrity; (b) is not an “interested person” of the Manager or its affiliates within the meaning of the 1940 Act; (c) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the Manager and its affiliates; (d) has the disposition to act independently in respect of the Manager and its affiliates and others in order to protect the interests of the Funds and all shareholders; (e) has the ability to attend all of the meetings per year; (f) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (g) has sufficient legal, financial or accounting knowledge to add value in the complex financial environment of the Funds; and (h) has the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee. In considering nominees, the Nominating Committee also considers the diversity of the Board with respect to professional experience, education, skill and viewpoint. The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent

15

Trustee. The Nominating Committee may use a search firm or other sources to identify and evaluate Board candidates, but the determination of which candidates to recommend to the Board is at the discretion of the Nominating Committee.

As part of the nomination process, Ms. Smith and Mr. Zemsky each provided extensive relevant background information and met with members of the Nominating Committee and other Board members. In recommending the election of Ms. Smith and Mr. Zemsky, and the six current Trustees, the Nominating Committee noted the candidates’ appropriate background, experience, capabilities and integrity. The Nominating Committee also noted that shareholders last voted to elect Trustees in 2015, and that it would be appropriate for shareholders to do so at this time.

During the fiscal year ended June 30, 2024, the Board held a total of nine meetings. During the fiscal year ended August 31, 2024, the Board held a total of seven meetings. During the fiscal years ended October 31, 2024, December 31, 2024, and January 31, 2025, the Board held a total of six meetings. The Trusts do not hold annual shareholder meetings and, therefore, do not have a policy with respect to Trustees’ attendance at such meetings.

Trustee Compensation

As compensation for their service to the Trusts, each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following tables show total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal years ended June 30, 2024, August 31, 2024, October 31, 2024, December 31, 2024, and January 31, 2025.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the twelve months ended January 31, 2025.

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Name of Trustee	Aggregate Compensation from the Beacon Trust	Aggregate Compensation from the Select Trust	Aggregate Compensation from the Institutional Trust	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$197,074	$7,331	$5,595	$0	$210,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$197,074	$7,331	$5,595	$0	$210,000
Joseph B. Armes*	$210,212	$7,820	$5,968	$0	$224,000
Gerard J. Arpey	$200,828	$7,471	$5,702	$0	$214,000
Brenda A. Cline**	$247,750	$9,216	$7,034	$0	$264,000
Claudia A. Holz	$220,535	$8,204	$6,261	$0	$235,000
Douglas A. Lindgren	$220,535	$8,204	$6,261	$0	$235,000
Barbara J. McKenna	$200,828	$7,471	$5,702	$0	$214,000

*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the twelve months ended December 31, 2024.

Name of Trustee	Aggregate Compensation from the Beacon Trust	Aggregate Compensation from the Select Trust	Aggregate Compensation from the Institutional Trust	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$197,310	$7,195	$5,495	$0	$210,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$197,310	$7,195	$5,495	$0	$210,000
Joseph B. Armes*	$210,464	$7,674	$5,861	$0	$224,000
Gerard J. Arpey	$201,069	$7,332	$5,600	$0	$214,000
Brenda A. Cline**	$248,047	$9,045	$6,908	$0	$264,000
Claudia A. Holz	$220,800	$8,051	$6,149	$0	$235,000
Douglas A. Lindgren	$220,800	$8,051	$6,149	$0	$235,000
Barbara J. McKenna	$201,069	$7,332	$5,600	$0	$214,000

*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
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**	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the twelve months ended October 31, 2024.

Name of Trustee	Aggregate Compensation from the Beacon Trust	Aggregate Compensation from the Select Trust	Aggregate Compensation from the Institutional Trust	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$194,664	$7,360	$5,476	$0	$207,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$195,602	$7,395	$5,503	$0	$208,500
Joseph B. Armes*	$207,798	$7,856	$5,846	$0	$221,500
Gerard J. Arpey	$197,478	$7,466	$5,555	$0	$210,500
Brenda A. Cline**	$245,324	$9,275	$6,901	$0	$261,500
Claudia A. Holz	$218,118	$8,247	$6,136	$0	$232,500
Douglas A. Lindgren	$218,118	$8,247	$6,136	$0	$232,500
Barbara J. McKenna	$198,417	$7,502	$5,582	$0	$211,500

*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the twelve months ended August 31, 2024.

Name of Trustee	Aggregate Compensation from the Beacon Trust	Aggregate Compensation from the Select Trust	Aggregate Compensation from the Institutional Trust	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$194,948	$7,171	$5,381	$0	$207,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$208,101	$7,206	$5,979	$0	$208,500
Joseph B. Armes*	$197,766	$7,655	$6,123	$0	$221,500
Gerard J. Arpey	$245,681	$7,275	$5,986	$0	$210,500
Brenda A. Cline**	$218,435	$9,038	$5,494	$0	$261,500
Claudia A. Holz	$218,435	$8,035	$6,492	$0	$232,500
Douglas A. Lindgren	$198,706	$8,035	$6,690	$0	$232,500
Barbara J. McKenna	$195,887	$7,310	$5,890	$0	$211,500

*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
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The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the twelve months ended June 30, 2024.

Name of Trustee	Aggregate Compensation from the Beacon Trust	Aggregate Compensation from the Select Trust	Aggregate Compensation from the Institutional Trust	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$192,518	$7,250	$5,232	$0	$205,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$194,397	$7,321	$5,283	$0	$207,000
Joseph B. Armes*	$205,666	$7,745	$5,589	$0	$219,000
Gerard J. Arpey	$194,397	$7,321	$5,283	$0	$207,000
Brenda A. Cline**	$243,230	$9,160	$6,610	$0	$259,000
Claudia A. Holz	$215,996	$8,134	$5,870	$0	$230,000
Douglas A. Lindgren	$215,996	$8,134	$5,870	$0	$230,000
Barbara J. McKenna	$196,275	$7,392	$5,334	$0	$209,000

*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.

The Board has adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Board prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years,

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depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and the Manager as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Information regarding the Trusts’ officers is included in Appendix C.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” EACH OF

THE NOMINEES IN THE PROPOSAL

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VOTING INFORMATION

Solicitations

The solicitation of proxies will be made primarily by distribution of the Notice and this Proxy Statement, but also may be solicited by telephone, fax, personal interview, electronic mail, electronic communications or other communications by the proxy solicitor and/or employees of the Manager and its affiliates and the Trusts, who will not receive any compensation from the Trusts for such solicitation.

Each Fund will bear its proportionate share of the costs, fees and expenses incurred in connection with the Proxy Statement and the Meeting, including the costs of printing and mailing the Proxy Statement, and soliciting proxies, and the fees and expenses of accountants and attorneys relating to the Proxy Statement. However, such costs, fees and expenses are subject to any contractual fee waiver/expense reimbursement agreements in place between the Manager and a Trust, on behalf of a Fund (each, a “Waiver Agreement”). As a result, the Manager will pay such costs, fees and expenses to the extent that they exceed a Fund’s current expense cap in its Waiver Agreement. The Manager has retained Computershare Inc. to assist in the distribution of proxy material and the solicitation and tabulation of voting results at a cost that is estimated to be approximately $1.07 million.

Voting, Quorum Requirement and Adjournments

Shareholders of record on May 30, 2025 are entitled to be present and to vote at the Meeting. Shareholders of each Fund are entitled to one vote for each dollar of net asset value (number of shares owned, multiplied by net asset value per share) as to any matter on which the shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders do not have cumulative voting rights with respect to the Proposal. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The number of shares of each class of each Fund issued and outstanding, and the dollar value of these shares as of the Record Date, is included in Appendix A.

All shareholders of a Trust will vote on the Proposal. Shareholders of each Trust will vote separately from shareholders of each other Trust. If you are a shareholder of more than one Fund, you may receive a separate proxy card with respect to each Fund in which you hold shares.

With respect to the Proposal, holders of shares representing at least one-third of the net asset value (in dollars) of each Trust’s shares outstanding and entitled to vote on the Record Date, in person or represented by proxy, constitute a quorum. Such a quorum must be present for the transaction of business with respect to the Proposal. In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the Meeting chair may adjourn the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting by vote to permit further solicitation of proxies, without the necessity of further notice, unless a new record date for the adjourned meeting is set. In the absence of a quorum, such adjournment by vote requires the affirmative vote of a majority of the net asset value

21

(in dollars) present in person or by proxy and entitled to be cast. If a quorum is present but sufficient votes to approve the Proposal are not received, such adjournment by vote requires the affirmative vote of a majority of the net asset value (in dollars) cast in person or by proxy. In either event, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal, or proxies voted WITHHOLD, against such adjournment. A shareholder vote may be taken on the Proposal by one or more Trusts prior to any such adjournment if sufficient votes have been received for the Proposal by such Trust and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or Proposal. Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote for the Proposal, for which the required vote is a plurality of the votes cast in person or by proxy, or on adjournment.

Shareholders are urged to vote or forward their voting instructions promptly. The Trusts expect that brokers may vote on the Proposal in their discretion on behalf of their clients pursuant to applicable New York Stock Exchange rules.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Trusts have previously received contrary instructions from one or more of the shareholders. If you would like to obtain additional copies of this Proxy Statement for each such shareholder, or a copy of any Fund’s most recent Annual or Semi-Annual Shareholder Reports, or financial statements and accompanying notes, free of charge, or would like to receive separate copies for each shareholder in the future, please write to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri L. McKinney, or call 1-800-967-9009, and such copies will be provided promptly. The Trusts will begin sending individual copies of such documents within 30 days after receiving your notification. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy of proxy statements, or the Funds’ Annual and Semi-Annual Shareholder Reports in the future, please contact the Manager as instructed above.

How Proxies Will Be Voted

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If your proxy card is properly executed and you give no voting instructions, your shares will be voted in favor of each nominee set forth in the Proposal. Proxies for the Proposal marked “Withheld” with respect to one or more nominees will not be counted for or against such nominee(s) and will accordingly have no effect on the vote.

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The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposal. You may revoke your proxy card at any time prior to its exercise by giving a later-dated proxy card, by written notice revoking your initial proxy prior to the Meeting, or by attending and voting in person at the Meeting. Any letter of revocation or later-dated proxy card must be received by the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Chairman, prior to the Meeting. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. If you hold your shares through a financial intermediary and plan to vote at the meeting, or would like to revoke your proxy, please contact your financial intermediary to do so.

The number of shares of each class of each Fund issued and outstanding, and the dollar value of these shares, as of the Record Date is included in Appendix A. A list of shareholders who owned of record, or were known by a Trust to own beneficially, five percent (5%) or more of the shares of a class of a Fund as of the Record Date is included in Appendix B, as well as information regarding Trustee and officer ownership of Fund shares. The Trusts will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The executive officers and Trustees, as a group, owned more than one percent of the outstanding shares of certain classes of certain Funds as of the Record Date. Information regarding such ownership is included in Appendix B. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of all other classes of the Funds as of the Record Date. In addition, the Manager has no knowledge of any purchases or sales exceeding 1% of any class of the outstanding securities of the Manager or its parent companies, or subsidiaries of either, or any sub-advisors to the Funds, or their parent companies, or subsidiaries of either, by any Trustees, or nominees for election as Trustees, of the Trusts since the beginning of the Funds’ most recent fiscal years ended June 30, 2024, August 31, 2024, October 31, 2024, December 31, 2024, and January 31, 2025.

Required Vote

Approval of the Proposal requires a plurality vote of the relevant Trust’s votes cast in person or by proxy. Each nominee will be elected as a Trustee of the applicable Trust if he or she receives a plurality of the votes cast with respect to each Trust, voting separately from shareholders of each other Trust, when a quorum is present. A vote of a “plurality” of votes cast means that a nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each nominee is running unopposed, each nominee effectively needs only one vote to be elected if a quorum is present at the Meeting. The approval of any nominee is not contingent on the approval of the other nominees.

PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS

Resolute Investment Distributors, Inc., located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the principal underwriter for the Beacon Trust and the American

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Beacon U.S. Government Money Market Select Fund, a series of the Select Trust. Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter for the American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF, and the American Beacon Ionic Inflation Protection ETF, each a series of the Select Trust. The Institutional Trust does not have a principal underwriter as shares of the Institutional Trust are offered only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D (including Rule 506) thereunder.

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Trusts. State Street also serves as the Foreign Custody Manager of certain series of the Trusts pursuant to rules adopted under the 1940 Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Trusts with certain financial reporting and tax services.

INFORMATION ON THE TRUSTS’ INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Trusts’ financial statements for the fiscal years ended June 30, 2024, August 31, 2024, October 31, 2024, December 31, 2024, and January 31, 2025, were audited by PricewaterhouseCoopers LLP (“PwC”), which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210. PwC has informed the Trusts that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintaining the auditors’ independence. In the opinion of the Board, the services provided by PwC are compatible with maintaining the independence of the auditors. The Board appointed PwC as the independent accountants for each Trust for the respective fiscal years ending June 30, 2025, August 31, 2025, October 31, 2025, December 31, 2025, and January 31, 2026.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trusts have engaged PwC to perform audit services, audit-related services, tax services and/or other services during the past two fiscal years. “Audit services” refer to performing an audit of the Trusts’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit and are not reported under “Audit Fees.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees not reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” This category would consist of services related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to a Trust. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by PwC.

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Fiscal Year End	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees
June 30, 2023	$278,000	$0	$56,485	$0
August 31, 2023	$145,500	$0	$39,066	$0
October 31, 2023	$318,500	$0	$137,070	$0
December 31, 2023	$339,700	$0	$121,250	$0
January 31, 2024	$186,963	$0	$27,900	$0
June 30, 2024	$281,468	$0	$54,375	$0
August 31, 2024	$148,435	$0	$26,625	$0
October 31, 2024	$326,826	$0	$193,562	$0
December 31, 2024	$343,133	$0	$72,500	$0
January 31, 2025	$247,249	$0	$32,825	$0

(1)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Trusts’ Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trusts’ principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approve the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. The Audit and

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Compliance Committee has adopted procedures permitting the Audit and Compliance Committee to delegate to its Committee Chair the authorization to pre-approve any audit or non-audit services to be performed, and to report any such determinations to the Audit and Compliance Committee at its next scheduled meeting.

The Audit Committee pre-approved the fees in the table above.

Aggregate Non-Audit Services

The aggregate non-audit fees billed by PwC to (i) the Trusts and (ii) the Manager for the Trusts’ two most recent fiscal years are set forth below. The Trusts’ Audit Committee has considered that the services provided to the Manager by PwC were compatible with maintaining PwC’s independence with respect to the Trusts.

Fiscal Year End	Aggregate Non-Audit Fees
June 30, 2023	$56,485
August 31, 2023	$39,066
October 31, 2023	$170,039
December 31, 2023	$154,219
January 31, 2024	$60,869
June 30, 2024	$87,344
August 31, 2024	$32,426
October 31, 2024	$225,137
December 31, 2024	$179,969
January 31, 2025	$140,294

SHAREHOLDER PROPOSALS

The Trusts are not required to hold annual meetings of shareholders and do not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to their Fund at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri McKinney, so as to be received a reasonable time before a Trust begins to print and send its proxy materials. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, the Trusts are each required to convene a special shareholders’ meeting for the purpose of removing one or more Trustees upon written request for such a meeting by their respective shareholders representing at least ten percent of the net asset value (in dollars) of the outstanding shares entitled to vote.

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OTHER BUSINESS

The Manager knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS

The American Beacon Funds’, the American Beacon Select Funds’, and the American Beacon Institutional Funds Trust’s most recent Annual and Semi-Annual Shareholder Reports have previously been sent to shareholders. The Shareholders of the American Beacon Funds and the American Beacon Select Funds may obtain copies of the Annual and Semi-Annual Shareholder Reports, and the Trusts’ financial statements and accompanying notes, without charge by going to www.americanbeaconfunds.com/reports, calling toll-free 1-800-967-9009, option 1 or by writing to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Shareholders of the American Beacon Institutional Funds Trust may obtain copies of the Annual and Semi-Annual Shareholder Reports, and the Trust’s financial statements and accompanying notes, without charge by calling toll-free 1-800-967-9009, option 1 or by writing to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Dated: June 13, 2025

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APPENDIX A

SHARES OF BENEFICIAL INTEREST AND DOLLAR VALUE

American Beacon Funds
AMERICAN BEACON AHL MANAGED FUTURES STRATEGY FUND	A Class	C Class	Y Class	R5 Class	Investor Class
Outstanding Shares	2,089,378.32	2,384,802.67	192,495,894.99	32,905,150.06	10,782,375.53
Dollar Value	$18,052,228.66	$19,603,077.93	$1,684,339,081.18	$289,894,372.01	$92,944,077.08

AMERICAN BEACON AHL MULTI-ALTERNATIVES FUND	A Class	C Class	Y Class	R6 Class
Outstanding Shares	10,593.29	10,592.93	948,138.07	2,773,079.24
Dollar Value	$97,670.17	$96,395.63	$8,779,758.55	$25,706,444.57

AMERICAN BEACON AHL TARGETRISK FUND	A Class	C Class	Y Class	R5 Class	Investor Class
Outstanding Shares	191,928.47	541,217.52	20,032,966.94	2,364,182.23	319,065.59
Dollar Value	$1,936,558.29	$5,412,175.15	$203,935,603.42	$24,091,016.88	$3,235,325.10

AMERICAN BEACON ARK TRANSFORMATIONAL INNOVATION FUND	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	1,083,707.16	627,780.66	5,982,411.17	160,541.85	220,051.98	2,915,204.98
Dollar Value	$16,320,629.91	$9,040,041.50	$92,248,780.35	$2,490,004.02	$3,419,607.83	$44,019,595.10

AMERICAN BEACON BALANCED FUND	A Class	C Class	Y Class	Advisor Class	R5 Class	Investor Class
Outstanding Shares	1,639,102.86	368,695.85	1,865,351.06	81,697.99	706,155.72	3,499,460.89
Dollar Value	$18,931,638.08	$4,346,924.10	$27,532,581.66	$1,066,158.69	$10,309,873.56	$40,628,640.90

AMERICAN BEACON DEVELOPING WORLD INCOME FUND	A Class	C Class	Y Class	R5 Class	Investor Class
Outstanding Shares	1,172,433.61	1,575,611.08	84,589,822.98	11,378,615.43	12,530,968.85
Dollar Value	$8,347,727.24	$11,139,570.35	$603,125,437.86	$81,129,528.01	$89,095,188.48

AMERICAN BEACON FEAC FLOATING RATE INCOME FUND	A Class	C Class	Y Class	R5 Class	Investor Class
Outstanding Shares	1,289,751.23	826,064.59	4,074,588.95	2,241,685.89	1,237,553.31
Dollar Value	$9,582,851.66	$6,170,702.47	$30,314,941.73	$16,655,726.14	$9,182,645.53

AMERICAN BEACON GARCIA HAMILTON QUALITY BOND FUND	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	1,558,593.10	28,650,980.22	2,213,432.96	453,730.36
Dollar Value	$13,232,455.44	$243,246,822.10	$18,836,314.53	$3,861,245.38

A-1

AMERICAN BEACON IMC INTERNATIONAL SMALL CAP FUND	Y Class	R5 Class	Investor Class
Outstanding Shares	2,628,850.82	296,898.22	2,662,841.47
Dollar Value	$45,084,791.65	$5,130,401.23	$46,013,900.63

AMERICAN BEACON INTERNATIONAL EQUITY FUND	A Class	C Class	Y Class	R6 Class	Advisor Class	R5 Class	Investor Class
Outstanding Shares	607,726.06	156,173.48	3,409,802.85	8,084,440.58	592,584.63	15,942,001.36	2,928,205.17
Dollar Value	$10,629,128.80	$2,601,850.11	$64,718,058.07	$144,145,575.64	$10,873,927.97	$282,970,524.21	$51,536,410.96

AMERICAN BEACON LARGE CAP VALUE FUND	A Class	C Class	Y Class	R6 Class	Advisor Class	R5 Class	Investor Class
Outstanding Shares	4,285,452.64	84,897.78	6,705,968.75	52,323,455.38	1,930,196.26	38,636,155.24	20,159,486.49
Dollar Value	$95,051,339.56	$1,878,787.94	$176,836,395.89	$1,398,605,962.38	$42,869,658.82	$1,033,130,791.15	$461,047,354.41

AMERICAN BEACON MAN LARGE CAP GROWTH FUND	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	68,628.26	25,556.78	192,773.68	348,988.62	2,577,281.39	2,624,356.94
Dollar Value	$2,204,339.61	$730,412.77	$6,357,675.88	$11,698,098.61	$85,822,921.89	$83,690,742.68

AMERICAN BEACON MAN LARGE CAP VALUE FUND	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	1,035,134.58	244,726.59	3,041,511.02	92,089.58	3,144,553.67	1,944,840.07
Dollar Value	$23,570,014.37	$5,290,988.80	$70,258,904.51	$2,142,924.58	$73,079,427.29	$44,711,873.11

AMERICAN BEACON NINETY ONE EMERGING MARKETS EQUITY FUND	Y Class	R6 Class	R5 Class
Outstanding Shares	10,107.29	87.951	31,549,862.80
Dollar Value	$123,207.82	$1,029.91	$369,133,394.75

AMERICAN BEACON NINETY ONE GLOBAL FRANCHISE FUND	Y Class	R6 Class	R5 Class
Outstanding Shares	5,776,686.56	57.227	16,200,367.95
Dollar Value	$112,298,786.64	$1,117.07	$316,231,182.48

AMERICAN BEACON NINETY ONE INTERNATIONAL FRANCHISE FUND	Y Class	R6 Class	R5 Class
Outstanding Shares	255,742.92	97.046	454,220.08
Dollar Value	$3,004,979.30	$1,141.26	$5,341,628.10

A-2

AMERICAN BEACON NIS CORE PLUS BOND FUND	A Class	C Class	Y Class	R6 Class
Outstanding Shares	13,233.31	145,384.92	23,810.36	823,506.28
Dollar Value	$112,483.16	$1,237,225.64	$202,626.13	$7,008,038.45

AMERICAN BEACON SHAPIRO EQUITY OPPORTUNITIES FUND	A Class	C Class	Y Class	R5 Class	Investor Class
Outstanding Shares	6,655.91	6,646.78	5,860,053.64	263,474.49	93,943.18
Dollar Value	$90,254.15	$89,532.10	$80,751,539.19	$3,654,391.20	$1,283,263.81

AMERICAN BEACON SHAPIRO SMID CAP EQUITY FUND	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	137,790.08	16,469.24	705,321.97	88,599.51	1,492,629.87	767,623.83
Dollar Value	$1,197,395.77	$139,165.09	$6,291,471.92	$797,395.57	$13,433,668.88	$6,693,679.76

AMERICAN BEACON SIM HIGH YIELD OPPORTUNITIES FUND	A Class	C Class	Y Class	R5 Class	Investor Class
Outstanding Shares	5,123,929.21	2,783,822.47	150,539,587.11	34,754,476.91	8,105,677.44
Dollar Value	$46,730,234.41	$25,611,166.71	$1,378,942,617.88	$318,351,008.47	$73,923,778.30

AMERICAN BEACON SMALL CAP VALUE FUND	A Class	C Class	Y Class	R6 Class	Advisor Class	R5 Class	Investor Class
Outstanding Shares	2,297,186.82	181,140.19	14,751,956.20	69,255,705.40	911,365.58	69,725,213.63	9,881,465.93
Dollar Value	$46,357,229.95	$3,352,904.89	$321,002,566.85	$1,543,709,673.51	$18,664,767.13	$1,554,872,263.98	$206,226,193.90

AMERICAN BEACON SSI ALTERNATIVE INCOME FUND	Y Class	R5 Class	Investor Class
Outstanding Shares	25,528,427.38	2,644,338.79	528,316.79
Dollar Value	$257,071,263.70	$26,681,378.38	$5,325,433.23

AMERICAN BEACON STEPHENS MID-CAP GROWTH FUND	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	197,842.07	48,222.29	3,708,870.24	1,429,144.26	9,998,107.06	1,044,168.84
Dollar Value	$6,099,471.11	$1,299,590.74	$143,681,632.94	$56,136,786.55	$392,225,739.84	$32,431,884.28

AMERICAN BEACON STEPHENS SMALL CAP GROWTH FUND	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	499,542.30	68,496.45	3,563,885.04	5,379,529.06	14,719,516.31	2,884,678.98
Dollar Value	$5,714,763.91	$605,508.64	$50,892,278.36	$78,648,714.91	$214,463,352.60	$33,866,131.25

A-3

AMERICAN BEACON THE LONDON COMPANY INCOME EQUITY FUND	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	6,852,819.81	880,667.04	29,684,126.58	6,070.76	12,704,833.05	1,015,135.23
Dollar Value	$149,185,887.23	$18,978,374.80	$650,379,213.40	$134,710.23	$280,522,713.63	$22,292,369.54

AMERICAN BEACON TWENTYFOUR STRATEGIC INCOME FUND	A Class	C Class	Y Class	R5 Class	Investor Class
Outstanding Shares	2,133,652.23	1,120,463.60	48,511,014.71	1,616,799.10	314,595.29
Dollar Value	$18,264,063.10	$9,546,349.86	$422,530,938.12	$14,179,328.09	$2,696,081.62

AMERICAN BEACON TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND	A Class	C Class	Y Class	R6 Class
Outstanding Shares	32,428.80	171,597.54	1,000,727.17	3,538.64
Dollar Value	$285,049.12	$1,448,283.27	$8,896,464.52	$30,856.97

American Beacon Institutional Funds Trust
AMERICAN BEACON DIVERSIFIED FUND	AAL Class
Outstanding Shares	46,553,299.68
Dollar Value	$554,449,799.15

American Beacon Select Funds
American Beacon AHL Trend ETF
Outstanding Shares	2,175,000
Dollar Value	$47,132,250

American Beacon GLG Natural Resources ETF
Outstanding Shares	5,050,000
Dollar Value	$156,853,000

American Beacon Ionic Inflation Protection ETF
Outstanding Shares	525,000
Dollar Value	$10,127,250

American Beacon U.S. Government Money Market Select Fund
Outstanding Shares	528,622,230.05
Dollar Value	$528,622,230.05
A-4

APPENDIX B

OWNERSHIP OF FUND SHARES

5% Shareholders of a Class of a Fund
(As of May 30, 2025)

As of May 30, 2025, the following shareholders owned more than 5% percent of each class of each Fund known to the Fund. Certain shareholders are record owners of Fund shares only, as indicated by an asterisk.

As of May 30, 2025, the Trustees, nominees and executive officers of the Trusts, as a group, beneficially own 1.14% (31,613.10 shares) of the R6 Class of the American Beacon AHL Multi-Alternatives Fund, 2.33% (5,127.21 shares) of the R5 Class and 9.66% (15,508.34 shares) of the R6 Class of the American Beacon ARK Transformational Innovation Fund, 13.55% (95,684.10 shares) of the R5 Class of the American Beacon Balanced Fund, and 1.15% (92,971.07 shares) of the R6 Class of the American Beacon International Equity Fund.

As of May 30, 2025, Mr. Douglas Lindgren beneficially owns 9.37% (29,896.45 shares) of Investor Class of the American Beacon AHL TargetRisk Fund. Each of the other Trustees, nominees and executive officers of the Trusts, and the Trustees, nominees and executive officers of the Trusts as a group, beneficially own less than 1% of all other classes of the Funds’ shares outstanding.

American Beacon Funds

AMERICAN BEACON AHL MANAGED FUTURES STRATEGY FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MERRILL LYNCH PIERCE FENNER & SMITH* FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$1,165,057.76	134,844.65	6.45%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$8,471,269.66	980,471.03	46.93%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,452,218.92	168,080.89	8.04%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,399,004.42	161,921.81	7.75%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$2,103,411.78	243,450.44	11.65%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
J.P. MORGAN SECURITIES LLC OMNIBUS* ACCT FOR THE EXCLUSIVE BEN OF CUST 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	$1,467,271.52	178,500.19	7.48%

LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$1,053,449.48	128,156.87	5.37%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$3,305,163.85	402,088.06	45.17%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$2,303,112.01	280,183.94	16.86%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$1,467,271.52	178,500.19	11.75%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$273,294,198.46	31,233,622.68	16.23%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$801,960,937.80	91,652,678.61	47.61%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$201,657,965.51	23,046,624.63	11.97%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
J.P. MORGAN SECURITIES LLC OMNIBUS* ACCT FOR THE EXCLUSIVE BEN OF CUST 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	$26,358,205.59	2,991,850.81	9.09%
SAXON & CO. PO BOX 94597 CLEVELAND OH 44101-4597	$104,733,420.89	11888015.99	19.73%
SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	$26,358,205.59	2,991,850.81	36.13%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$16,910,888.33	1,961,819.99	18.19%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$16,910,888.33	1,961,819.99	77.66%

AMERICAN BEACON AHL MULTI-ALTERNATIVES FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$97,670.17	10,593.29	100%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$96,395.63	10,592.93	100%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$8,661,428.92	935,359.50	98.65%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$1,386,532.53	149,572.01	5.39%
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$4,684,293.85	505,317.57	18.22%
MAN INVESTMENTS FINANCE INC 452 5TH AVE FL 26 NEW YORK NY 10018-2782	$19,635,618.19	2,118,189.66	76.38%

AMERICAN BEACON AHL TARGETRISK FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$272,864.06	27,043.02	14.09%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$986,914.41	97,811.14	50.96%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$538,820.55	53,401.44	27.82%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$313,411.59	31,341.16	5.79%

LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$999,276.49	99,927.65	18.46%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$2,870,522.61	287,052.26	53.04%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$417,079.09	41,707.91	7.71%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$545,913.57	54,591.36	10.09%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$64,191,290.98	6,305,627.80	31.48%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$10,237,065.34	1,005,605.63	5.02%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$81,559,637.82	8,011,752.24	39.99%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$15,182,869.24	1,491,440.99	7.44%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$11,781,574.56	1,157,325.60	5.78%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$11,136,475.10	1,092,882.74	46.23%
GENERAL MOTORS SAVINGS PLANS MASTER TRUST C/O STATE STREET BANK AND TRUST CO 1776 HERITAGE DR QUINCY MA 02171-2119	$5,804,054.72	569,583.39	24.09%
MATRIX TRUST COMPANY CUST FBO HOUSING AUTHORITY OF THE CITY OF SA PO BOX 52129 PHOENIX AZ 85072-2129	$1,397,636.16	137,157.62	5.80%
RELIANCE TRUST CO FBO FIDUCIARY TRUST C/R PO BOX 570788 ATLANTA GA 30357-3114	$2,730,084.13	267,917.97	11.33%

Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$1,724,239.22	170,043.32	53.29%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,224,231.66	120,732.91	37.84%

AMERICAN BEACON ARK TRANSFORMATIONAL INNOVATION FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$1,665,986.52	110,623.28	10.21%
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$5,601,802.03	371,965.61	34.32%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$4,903,372.10	325,589.12	30.04%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$938,334.81	62,306.43	5.75%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,234,618.26	81,979.96	7.56%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$2,392,542.96	166,148.82	26.47%
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$3,347,633.81	232,474.57	37.03%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$933,839.09	64,849.94	10.33%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,236,924.27	85,897.52	13.68%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$587,413.66	40,792.62	6.50%

Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$21,397,784.83	1,387,664.39	23.20%
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$13,869,399.42	899,442.25	15.03%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$15,383,141.73	997,609.71	16.68%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$15,436,866.75	1,001,093.82	16.73%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$5,185,534.84	336,286.31	5.62%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$13,345,233.77	865,449.66	14.47%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$2,103,161.23	135,600.34	84.46%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$245,776.41	15,846.32	9.87%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$208,990.13	13,448.53	6.11%
JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	$265,386.46	17,077.64	7.76%
MID ATLANTIC TRUST COMPANY FBO PDC ASSET MANAGEMENT 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	$615,011.09	39,576.00	17.98%
PENTEGRA TRUST COMPANY AS CUSTODIAN FBO TEXAS TECH UNIVERSITY ORP C/O RETIREMENT SYSTEM CONSULTANTS 2 ENTERPRISE DRIVE, SUITE 408 SHELTON CT 06484-4657	$214,649.14	13,812.69	6.28%

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	$326,272.68	20,995.67	9.54%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN MICHAEL KAMINSKI 1 ORANGE WAY WINDSOR CT 06095-4773	$993,806.37	63,951.50	29.06%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$6,373,527.12	422,087.89	14.48%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$33,406,915.70	2,212,378.52	75.89%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$2,563,865.90	169,792.44	5.82%

AMERICAN BEACON BALANCED FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$1,058,166.72	91,616.17	5.59%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$5,652,777.01	489,417.92	29.86%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$2,585,105.03	223,818.62	13.65%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$2,058,984.25	178,267.04	10.88%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$994,838.41	86,133.20	5.25%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$1,170,609.65	101,351.49	6.18%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$2,731,861.60	236,524.81	14.43%

C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$289,959.70	24,593.70	6.67%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$2,174,589.64	184,443.57	50.03%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$495,935.56	42,064.09	11.41%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$671,535.36	56,958.05	15.45%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$3,758,175.33	254,618.93	13.65%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$5,311,550.69	359,861.16	19.29%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$12,065,347.48	817,435.47	43.82%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$1,670,990.24	113,210.72	6.07%
Advisor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$105,306.98	8,069.50	9.88%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$57,148.36	4,379.19	5.36%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$635,114.93	48,667.81	59.57%
MATRIX TRUST COMPANY CUST. FBO TRUTAG TECHNOLOGIES 401(K) PLAN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	$113,474.55	8,695.37	10.64%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	$90,357.81	6,923.97	8.48%

R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$1,215,080.98	83,224.73	11.79%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$2,927,506.41	200,514.14	28.40%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$2,417,349.04	165,571.85	23.45%
G & L FAMILY PARTNERS LTD PARTNERSHIP PO Box 219643 Kansas City, MO 64105	$1,333,524.59	91,337.30	12.93%
MID ATLANTIC TRUST COMPANY FBO FINANCIAL SERVICES HOLDINGS 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	$569,852.42	39,030.99	5.53%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$9,520,112.70	819,992.48	23.43%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$3,200,731.18	275,687.44	7.88%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$11,611,892.63	1,000,163.02	28.58%
VANTAGEPOINT TRADITIONAL IRA C/O MISSIONSQUARE RETIREMENT 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002-4239	$2,932,596.27	252,592.27	7.22%

AMERICAN BEACON DEVELOPING WORLD INCOME FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$556,320.96	78,134.97	6.66%
J.P. MORGAN SECURITIES LLC* OMNIBUS ACCT FOR THE EXCLUSIVE BEN OF CUST 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	$3,396,668.11	477,060.13	40.69%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$1,185,076.44	166,443.32	14.20%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$811,470.86	113,970.63	9.72%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,592,749.39	223,700.76	19.08%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
J.P. MORGAN SECURITIES LLC* OMNIBUS ACCT FOR THE EXCLUSIVE BEN OF CUST 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	$1,541,888.69	218,088.92	13.84%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$758,202.12	107,242.17	6.81%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$3,159,941.16	446,950.66	28.37%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$2,396,296.00	338,938.61	21.51%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$2,335,676.13	330,364.38	20.97%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$187,880,577.70	26,350,712.16	31.15%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$82,805,797.78	11,613,716.38	13.73%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$145,501,396.90	20,406,928.04	24.12%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$30,152,339.71	4,228,939.65	5.00%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$82,052,100.95	11,508,008.55	13.60%
RBC CAPITAL MARKETS LLC* MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUNDS OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7582	$31,718,210.39	4,448,556.86	5.26%

R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$42,625,010.35	5,978,262.32	52.54%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$32,083,379.98	4,499,772.79	39.55%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$37,885,841.93	5,328,529.11	42.52%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$32,021,429.44	4,503,717.22	35.94%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$6,702,834.79	942,733.44	7.52%

AMERICAN BEACON FEAC FLOATING RATE INCOME FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$1,376,634.89	185,280.61	14.37%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$619,606.29	83,392.50	6.47%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$3,328,892.99	448,034.05	34.74%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$518,594.24	69,797.34	5.41%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,154,202.15	155,343.49	12.04%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$1,370,366.31	184,436.92	14.30%

UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$977,078.05	131,504.45	10.20%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$1,159,970.15	155,283.82	18.80%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$606,440.97	81,183.53	9.83%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$2,453,033.45	328,384.67	39.75%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$1,158,305.86	155,061.03	18.77%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$6,090,673.08	818,638.85	20.09%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$1,949,052.43	261,969.41	6.43%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$2,047,988.42	275,267.26	6.76%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$3,050,454.13	410,007.28	10.06%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,811,391.93	243,466.66	5.98%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$6,322,680.33	849,822.63	20.86%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$7,240,376.07	973,168.83	23.88%

R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$3,698,340.49	497,757.81	22.20%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$1,042,850.67	140,356.75	6.26%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$4,504,501.52	606,258.62	27.04%
ASCENSUS TRUST COMPANY FBO THE LAW FORUM LLC 689680 P.O. BOX 10758 FARGO ND 58106-0758	$836,192.97	112,542.80	5.02%
SEI PRIVATE TRUST COMPANY C/O FTCI 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	$4,357,365.78	586,455.69	26.16%
SEI PRIVATE TRUST COMPANY C/O MIDFIRST ID 901 ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	$864,332.46	116,330.08	5.19%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$2,135,736.99	287,835.17	23.26%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$5,816,374.85	783,878.01	63.34%
VANGUARD BROKERAGE SERVICES* BIN 11111111 100 VANGUARD BLVD MALVERN PA 19355-2331	$508,297.24	68,503.67	5.54%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$10,231,024.32	1,205,067.65	77.32%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,345,077.59	158,430.81	10.16%

INTERACTIVE BROKERS LLC 2 PICKWICK PLZ STE 202 GREENWICH CT 06830-5576	$769,520.13	90,638.41	5.82%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
UBATCO & CO FBO COLLEGE SAVINGS GROUP PO BOX 82535 LINCOLN NE 68501-2535	$241,952,525.05	28,498,530.63	99.47%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,360,141.11	159,828.57	7.22%
CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	$6,773,418.76	795,936.40	35.96%
LINCOLN RETIREMENT SERVICES COMPANY FBO:GARCIA HAMILTON & ASSOC LP 401K PO BOX 7876 FORT WAYNE IN 46801-7876	$1,976,506.84	232,256.97	10.49%
SEI PRIVATE TRUST COMPANY C/O REGIONS BANK 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	$6,877,170.01	808,128.09	36.51%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,416,608.37	166,463.97	36.69%
PERSHING LLC* P. O. BOX 2052 JERSEY CITY NJ 07303-2052	$2,324,569.98	273,157.46	60.20%

AMERICAN BEACON IMC INTERNATIONAL SMALL CAP FUND
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$3,344,949.96	195,040.81	7.42%
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$6,685,353.49	389,816.53	14.83%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$2,761,828.15	161,039.54	6.13%
MERRILL LYNCH PIERCE FENNER & SMITH * FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$4,553,982.38	265,538.33	10.10%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$15,607,238.07	910,043.04	34.62%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$2,566,948.12	149,676.28	5.69%
RBC CAPITAL MARKETS LLC* MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUNDS OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7582	$4,901,511.06	285,802.39	10.87%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,158,958.21	67,069.34	22.59%
CBNA AS CUSTODIAN FBO DEWILD GRANT RECKERT & ASSOC 401(K) 6 RHOADS DR STE 7 UTICA NY 13502-6317	$387,101.76	22,401.72	7.55%
CBNA AS CUSTODIAN FBO RAS 401(K) PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	$383,532.66	22,195.18	7.48%
RELIANCE TRUST CO FBO COMERICA EB R/R PO BOX 570788 ATLANTA GA 30357-3114	$639,206.02	36,991.09	12.46%
RELIANCE TRUST CO FBO COMERICA NON-EB R/R PO BOX 570788 ATLANTA GA 30357-3114	$578,993.24	33,506.55	11.29%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$10,827,184.79	626,573.19	23.53%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$5,596,503.70	323,871.74	12.16%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$18,270,783.74	1,057,337.02	39.71%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$2,992,758.05	173,192.02	6.50%

AMERICAN BEACON INTERNATIONAL EQUITY FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$644,341.81	36,840.58	6.06%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$2,904,768.37	166,081.67	27.33%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN MICHAEL KAMINSKI 1 ORANGE WAY WINDSOR CT 06095-4773	$858,001.40	49,056.68	8.07%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$160,993.31	9,663.46	6.19%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$142,098.75	8,529.34	5.46%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$169,126.39	10,151.64	6.50%
ASCENSUS TRUST COMPANY FBO JOHN ALSOP INSURANCE AGENCY 401(K) P.O. BOX 10758 FARGO ND 58106-0758	$143,824.91	8,632.95	5.53%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	$146,332.68	8,783.47	5.62%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$13,357,423.03	703,763.07	20.64%
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$22,480,069.48	1,184,408.30	34.74%
LPL FINANCIAL* OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$6,228,182.57	328,144.50	9.62%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$8,969,884.11	472,596.63	13.86%

PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$4,556,601.47	240,073.84	7.03%
Advisor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	$720,235.94	39,249.92	6.62%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	$7,885,413.56	429,722.81	72.52%
STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111-2901	$1,189,370.92	64,815.85	10.94%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$16,483,324.78	924,471.38	11.44%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$16,443,431.58	922,233.96	11.41%
NABANK & CO. PO BOX 2180 TULSA OK 74101-2180	$33,780,647.91	1,894,596.07	23.44%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$72,181,202.27	4,066,546.61	25.51%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$92,442,521.44	5,208,029.38	32.67%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLAN OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	$15,835,308.85	892,130.08	5.60%
NORTHERN TRUST AS CUSTODIAN FBO KIMBELL ART FOUNDATION PO BOX 92956 CHICAGO IL 60675-2994	$16,778,950.15	945,292.97	5.93%

Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO* FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS OPS 9601 E PANORAMA CIR ENGLEWOOD CO 80112-3441	$17,617,644.37	1,001,002.52	34.18%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$14,518,233.22	824,899.62	28.17%
EMPOWER TRUST FBO EMPOWER IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$9,023,068.47	512,674.35	17.51%

AMERICAN BEACON LARGE CAP VALUE FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$87,514,027.24	3,945,627.92	92.07%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$95,208.39	4,302.23	5.07%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$891,607.94	40,289.56	47.46%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$124,834.95	5,640.98	6.64%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$153,284.46	6,926.55	8.16%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$312,823.33	14,135.71	16.65%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$177,089.11	8,002.22	9.43%

Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$47,119,116.44	1,786,845.52	26.65%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$70,071,078.28	2,657,227.09	39.62%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$10,797,605.39	409,465.51	6.11%
VRSCO FBO VTC CUST TTEE FBO NASSAU HEALTHCARE CORPORATION 457 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	$9,689,576.20	367,446.96	5.48%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$9,644,412.62	365,734.27	5.45%
Advisor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	$3,096,740.46	139,430.01	7.22%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$22,918,643.76	1,031,906.52	53.46%
JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	$3,005,596.90	135,326.29	7.01%
MASSACHUSETTS MUTUAL INSURANCE CO 1295 STATE ST MTP C105 SPRINGFIELD MA 01111-0001	$7,096,880.61	319,535.37	16.55%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN MICHAEL KAMINSKI 1 ORANGE WAY WINDSOR CT 06095-4773	$2,227,848.92	100,308.37	5.20%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$72,772,704.76	2,722,510.47	5.20%
MERRILL LYNCH PIERCE FENNER & SMITH* FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$175,346,989.23	6,559,932.26	12.54%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$576,650,977.88	21,573,175.38	41.23%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$131,502,590.71	4,919,662.95	9.40%
LINCOLN RETIREMENT SERVICES COMPANY FBO UNIVERSITY HOSPITAL 401K PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	$77,649,382.44	2,904,952.58	5.55%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$138,002,204.67	5,160,890.23	13.36%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$505,862,004.01	18,917,801.20	48.96%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$128,099,844.13	5,601,217.50	27.78%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$29,016,346.26	1,268,751.48	6.29%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$208,223,077.33	9,104,638.27	45.16%

AMERICAN BEACON MAN LARGE CAP GROWTH FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$193,697.41	6,030.43	8.79%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$1,180,103.86	36,740.47	53.54%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$361,598.03	11,257.72	16.40%

RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$298,112.24	9,281.20	13.52%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$166,293.75	5,177.27	7.54%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$198,990.42	6,962.58	27.24%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$82,864.11	2,899.37	11.34%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$427,293.09	14,950.77	58.50%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$4,984,786.44	151,145.74	78.41%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$660,484.56	20,026.82	10.39%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
VRSCO* FBO VTC CUST TTEE FBO COASTAL PLAINS COM MHMR CENT 401(A) 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	$2,039,111.10	60,832.67	17.43%
JPMORGAN CHASE BANK NA CUST FBO TIAA SEPARATE ACCOUNT VA3 4 CHASE METROTECH CTR FL 4TH BROOKLYN NY 11245-0003	$9,651,047.96	287,919.09	82.50%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$25,017,249.28	751,268.75	29.15%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$7,675,645.84	230,499.88	8.94%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$15,744,164.11	472,797.72	18.34%
VANGUARD BROKERAGE SERVICES* BIN 11111111 100 VANGUARD BLVD MALVERN PA 19355-2331	$6,302,882.54	189,275.75	7.34%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
VALIC 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7100	$80,738,930.21	2,531,794.61	96.47%

AMERICAN BEACON MAN LARGE CAP VALUE FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$1,788,109.38	78,529.18	7.59%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$2,173,553.89	95,456.91	9.22%
LPL FINANCIAL* OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$3,615,472.22	158,782.27	15.34%
MERRILL LYNCH PIERCE FENNER & SMITH* FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$1,462,705.07	64,238.26	6.21%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$2,593,324.60	113,892.17	11.00%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,548,980.14	68,027.24	6.57%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$1,972,593.27	86,631.24	8.37%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$3,915,746.79	171,969.56	16.61%

C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$1,574,116.83	72,808.36	29.75%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$431,182.64	19,943.69	8.15%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$389,448.26	18,013.33	7.36%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$790,010.89	36,540.74	14.93%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$1,062,034.09	49,122.76	20.07%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	$272,365.19	12,597.84	5.15%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$7,282,157.81	315,244.93	10.36%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$25,790,154.88	1,116,456.92	36.71%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$7,268,394.26	314,649.10	10.35%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$8,755,964.10	379,046.07	12.46%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$5,402,923.45	233,892.79	7.69%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
ASCENSUS TRUST COMPANY FBO BROWNSVILLE FOODS, INC. UNION PLAN P.O. BOX 10758 FARGO ND 58106-0758	$132,542.80	5,695.87	6.19%

ASCENSUS TRUST COMPANY FBO SLOANE AUTOMOTIVE GROUP 401(K) P.O. BOX 10758 FARGO ND 58106-0758	$410,061.33	17,621.89	19.14%
MID ATLANTIC TRUST COMPANY FBO MICHIGAN VISION INSTITUTE PLLC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	$154,846.93	6,654.36	7.23%
MID ATLANTIC TRUST COMPANY FBO SOUTH FLORIDA SURGICAL SPECIAL 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	$921,108.65	39,583.53	42.98%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	$114,996.17	4,941.82	5.37%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN MICHAEL KAMINSKI 1 ORANGE WAY WINDSOR CT 06095-4773	$116,424.60	5,003.21	5.43%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB CO INC* ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$6,641,255.50	285,768.31	9.09%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$12,180,633.60	524,123.65	16.67%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$5,900,459.10	253,892.39	8.07%
STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111-2901	$15,142,730.89	651,580.50	20.72%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$14,749,042.24	641,541.64	32.99%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$21,134,033.09	919,270.69	47.27%

AMERICAN BEACON NINETY ONE EMERGING MARKETS EQUITY FUND
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$117,829.64	9,666.09	95.63%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$1,029.91	87.95	100.00%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$29,406,778.70	2,513,399.89	7.39%
NATIONAL FINANCIAL SERVICES LLC* FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	$197,685,052.00	16,896,158.29	53.55%
MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST ROOM 151-1010 PITTSBURGH PA 15219-2502	$23,852,035.27	2,038,635.49	6.46%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	$38,204,476.48	3,265,339.87	10.35%

AMERICAN BEACON NINETY ONE GLOBAL FRANCHISE FUND
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$38,728,475.78	1,992,205.54	34.49%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$11,678,185.83	600,729.72	10.40%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$58,533,508.22	3,010,982.93	52.12%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$1,117.07	57.23	100.00%

R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$97,084,385.70	4,973,585.33	30.70%
NATIONAL FINANCIAL SERVICES LLC* FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	$176,971,575.00	9,066,166.75	55.96%

AMERICAN BEACON NINETY ONE INTERNATIONAL FRANCHISE FUND
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$3,003,839.00	255,645.87	99.96%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$1,141.26	97.05	100.00%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$3,737,358.51	317,802.59	69.97%
JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	$1,514,099.56	128,749.96	28.35%

AMERICAN BEACON NIS CORE PLUS BOND FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$27,483.16	3,233.31	24.43%
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$85,000.00	10,000.00	75.57%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,152,125.64	135,384.92	93.12%
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$85,100.00	10,000.00	6.88%

Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$91,308.88	10,729.60	45.06%
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$85,100.00	10,000.00	42.00%
INTERACTIVE BROKERS LLC 2 PICKWICK PLZ STE 202 GREENWICH CT 06830-5576	$26,045.03	3,060.52	12.85%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$3,999,700.00	470,000.00	57.07%
MATRIX TRUST COMPANY CUST FBO NATIONAL INVESTMENT SERVICES RETIRE PO BOX 52129 PHOENIX AZ 85072-2129	$3,004,906.54	353,103.00	42.88%

AMERICAN BEACON SHAPIRO EQUITY OPPORTUNITIES FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$90,254.15	6,655.91	100.00%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$89,532.10	6,646.78	100.00%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY CAPITAL MKTS 101 MONTGOMERY 120KNY-13 SAN FRANCISCO CA 94104-4151	$25,385,088.03	1,842,168.94	31.44%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$12,828,125.84	930,923.50	15.89%
GOULSTORRS & CO, INC 1 POST OFFICE SQ FL 25 BOSTON MA 02109-2115	$4,089,868.50	296,797.42	5.06%
SAXON & CO FBO 12750689971698 PO BOX 94597 CLEVELAND OH 44101-4597	$7,737,564.70	561,506.87	9.58%

SAXON & CO FBO 21750686097990 PO BOX 94597 CLEVELAND OH 44101-4597	$6,265,470.17	454,678.53	7.76%
SEI PRIVATE TRUST COMPANY C/O FTCI 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	$8,273,835.28	600,423.46	10.25%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY CAPITAL MKTS 101 MONTGOMERY 120KNY-13 SAN FRANCISCO CA 94104-4151	$2,692,823.84	194,147.36	73.69%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$275,879.68	19,890.39	7.55%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$681,693.43	49,148.77	18.65%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY CAPITAL MKTS 101 MONTGOMERY 120KNY-13 SAN FRANCISCO CA 94104-4151	$206,832.90	15,141.50	16.12%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,004,046.98	73,502.71	78.24%

AMERICAN BEACON SHAPIRO SMID CAP EQUITY FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$110,375.53	12,701.44	9.22%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$86,991.97	10,010.58	7.27%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$90,220.56	10,382.11	7.53%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$100,108.51	11,519.97	8.36%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$79,331.61	9,129.07	6.63%

RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$98,108.28	11,289.79	8.19%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$103,531.43	11,913.86	8.65%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	$64,004.98	7,365.36	5.35%
EMPOWER ANNUITY INSURANCE FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$213,180.43	24,531.70	17.80%
STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111-2901	$133,548.32	15,368.05	11.15%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$15,695.57	1,857.46	11.28%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$40,200.49	4,757.45	28.89%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$36,515.82	4,321.40	26.24%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC. RHONDA LOCKHART 403B 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	$7,122.69	842.92	5.12%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC. STEVE DARNELL 403B 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	$8,114.17	960.26	5.83%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY CAPITAL MKTS 101 MONTGOMERY 120KNY-13 SAN FRANCISCO CA 94104-4151	$2,163,494.67	242,544.25	34.39%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$450,439.25	50,497.67	7.16%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,481,918.03	166,134.31	23.55%
RBC CAPITAL MARKETS LLC* MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUNDS OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7582	$1,354,834.56	151,887.28	21.53%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$394,680.09	44,246.65	6.27%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$269,001.74	29,889.08	33.74%
STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111-2901	$483,045.89	53,671.77	60.58%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY CAPITAL MKTS 101 MONTGOMERY 120KNY-13 SAN FRANCISCO CA 94104-4151	$3,831,180.61	425,686.74	28.52%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,946,160.11	216,240.01	14.49%
STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111-2901	$3,301,776.57	366,864.06	24.58%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN MICHAEL KAMINSKI 1 ORANGE WAY WINDSOR CT 06095-4773	$1,304,579.27	144,953.25	9.71%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY CAPITAL MKTS 101 MONTGOMERY 120KNY-13 SAN FRANCISCO CA 94104-4151	$1,945,868.83	223,150.10	29.07%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$603,197.48	69,174.02	9.01%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$2,822,013.99	323,625.46	42.16%

AMERICAN BEACON SIM HIGH YIELD OPPORTUNITIES FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$3,231,498.22	354,330.95	6.92%
J.P. MORGAN SECURITIES LLC OMNIBUS* ACCT FOR THE EXCLUSIVE BEN OF CUST 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	$2,354,262.78	258,142.85	5.04%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$8,123,304.50	890,713.21	17.38%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$4,678,339.44	512,975.82	10.01%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$4,676,331.87	512,755.69	10.01%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$3,715,683.44	407,421.43	7.95%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$5,148,961.42	564,579.10	11.02%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$5,761,766.94	631,772.69	12.33%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$1,925,138.88	209,254.23	7.52%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$9,724,099.33	1,056,967.32	37.97%
MERRILL LYNCH PIERCE FENNER & SMITH * FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$1,925,279.46	209,269.51	7.52%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$4,217,434.94	458,416.84	16.47%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,496,333.42	162,644.94	5.84%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$2,082,450.25	226,353.29	8.13%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$1,839,491.04	199,944.68	7.18%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$114,133,322.62	12,459,969.72	8.28%
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$260,985,058.59	28,491,818.62	18.93%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$473,922,192.18	51,738,230.59	34.37%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$83,166,524.91	9,079,314.95	6.03%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$149,773,448.23	16,350,813.13	10.86%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$86,938,396.34	9,491,091.30	6.30%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$71,461,042.18	7,801,423.82	5.18%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$33,787,308.30	3,688,570.78	10.61%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$71,994,176.27	7,859,626.23	22.61%

UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$39,629,680.47	4,326,384.33	12.45%
SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	$101,225,394.48	11,050,807.26	31.80%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$45,095,739.66	4,944,708.30	61.00%
MERRILL LYNCH PIERCE FENNER & SMITH * FOR THE SOLE BENEFIT OF IT CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$10,394,996.76	1,139,802.28	14.06%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$14,051,360.68	1,540,719.37	19.01%

AMERICAN BEACON SMALL CAP VALUE FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$2,336,281.36	115,772.12	5.04%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$9,909,867.51	491,073.71	21.38%
LINCOLN RETIREMENT SERVICES COMPANY FBO BCPS 403B PO BOX 7876 FORT WAYNE IN 46801-7876	$3,217,966.15	159,463.14	6.94%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	$4,308,586.50	213,507.76	9.29%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$319,128.43	17,240.87	9.52%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$782,567.43	42,278.09	23.34%

WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$241,161.79	13,028.73	7.19%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	$887,324.99	47,937.60	26.46%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$25,264,775.57	1,161,065.05	7.87%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$214,073,712.29	9,837,946.34	66.69%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$33,448,530.40	1,537,156.73	10.42%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$84,445,012.88	3,788,470.74	5.47%
MERRILL LYNCH PIERCE FENNER &* SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$103,600,326.63	4,647,838.79	6.71%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$524,195,567.87	23,517,073.48	33.96%
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	$169,638,318.81	7,610,512.28	10.99%
Advisor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	$3,934,792.52	192,128.54	21.08%

EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$1,138,656.97	55,598.49	6.10%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	$3,577,854.18	174,699.91	19.17%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	$2,613,751.32	127,624.58	14.00%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN MICHAEL KAMINSKI 1 ORANGE WAY WINDSOR CT 06095-4773	$1,334,994.53	65,185.28	7.15%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$521,984,124.12	23,407,359.83	33.57%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$522,806,862.44	23,444,253.92	33.62%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$49,673,477.14	2,380,137.86	24.09%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$105,444,432.96	5,052,440.49	51.13%

AMERICAN BEACON SSI ALTERNATIVE INCOME FUND
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$18,037,809.15	1,791,242.22	7.02%

LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$49,868,056.71	4,952,140.69	19.40%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$42,211,224.83	4,191,780.02	16.42%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$25,779,111.23	2,559,991.19	10.03%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$58,585,886.00	5,817,863.56	22.79%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$33,301,095.76	3,306,960.85	12.95%
SEI PRIVATE TRUST COMPANY C/O FIRST HAWAIIAN BANK ONE FREEDOM VALLEY DR OAKS PA 19456-9989	$22,765,016.09	2,260,676.87	8.86%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT PO BOX 368 INDIANAPOLIS IN 46206-0368	$17,925,163.49	1,776,527.60	67.18%
WELLS FARGO BANK NA FBO OMNIBUS CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	$7,434,616.69	736,830.20	27.86%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$4,600,834.88	456,432.03	86.27%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$278,871.36	27,665.81	5.24%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$283,862.65	28,160.98	5.33%

AMERICAN BEACON STEPHENS MID-CAP GROWTH FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS* 707 2ND AVE S MINNEAPOLIS MN 55402-2405	$406,034.15	13,170.10	6.66%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$997,981.04	32,370.45	16.36%
LPL FINANCIAL* OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$920,113.21	29,844.74	15.09%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$372,101.33	12,069.46	6.10%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,245,589.00	40,401.85	20.42%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100*	$960,222.98	31,145.73	15.74%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$570,545.96	18,506.19	9.35%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$335,779.78	12,459.36	25.84%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$110,395.20	4,096.30	8.49%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$717,286.54	26,615.46	55.19%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$115,539.88	4,287.19	8.89%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$25,072,576.31	647,201.25	17.45%

PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$17,175,723.55	443,358.89	11.95%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$81,554,393.77	2,105,172.79	56.76%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$10,904,607.96	277,612.22	19.43%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$13,951,778.28	355,187.84	24.85%
STANDARD INSURANCE CO P11D ATTN SEPARATE ACCOUNT A 1100 SW 6TH AVE PORTLAND OR 97204-1093	$15,877,021.96	404,201.17	28.28%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	$3,551,845.69	90,423.77	6.33%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$42,634,104.87	1,086,773.00	10.87%
BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	$235,805,714.47	6,010,851.76	60.12%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	$31,858,550.83	812,096.63	8.12%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN MICHAEL KAMINSKI 1 ORANGE WAY WINDSOR CT 06095-4773	$30,702,875.44	782,637.66	7.83%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO., INC. * SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	$2,816,885.51	90,691.74	8.69%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$2,298,447.36	74,000.24	7.09%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$18,173,937.84	585,123.56	56.04%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$2,682,756.44	86,373.36	8.27%

AMERICAN BEACON STEPHENS SMALL CAP GROWTH FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$720,758.47	63,003.36	11.64%
LPL FINANCIAL* OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$358,712.29	31,355.97	6.28%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$339,142.39	29,645.31	5.93%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$998,296.13	87,263.65	17.47%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$542,398.53	47,412.46	9.49%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$1,016,406.72	88,846.74	17.79%
ASCENSUS TRUST COMPANY FBO COLBERT PACKAGING CORP 401(K) AND P P.O. BOX 10758 FARGO ND 58106-0758	$1,237,174.16	108,144.59	21.65%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$193,886.84	21,932.90	32.02%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$332,409.65	37,602.90	54.90%

RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$67,199.70	7,601.78	11.10%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$27,185,436.41	1,903,742.05	53.42%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$4,440,578.24	310,964.86	8.73%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$4,366,541.46	305,780.21	8.58%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$7,597,212.13	532,017.66	14.93%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
EDWARD D JONES & CO* FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	$26,951,690.00	1,843,480.85	34.27%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$6,347,089.86	434,137.47	8.07%
CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	$8,660,887.65	592,399.98	11.01%
NABANK & CO. PO BOX 2180 TULSA OK 74101-2180	$12,385,639.58	847,170.97	15.75%
NATIONWIDE TRUST COMPANY, FSB NTC-PLNS FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	$7,632,872.74	522,084.32	9.71%
SEI PRIVATE TRUST COMPANY C/O ID 636 ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	$15,197,505.20	1,039,501.04	19.32%
R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO., INC. * SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$96,309,752.05	6,610,140.84	44.91%

NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$54,674,000.92	3,752,505.21	25.49%
MUIR & CO C/O FROST BANK TRUST DEPT PO BOX 2950 SAN ANTONIO TX 78299-2950	$33,070,778.56	2,269,785.76	15.42%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO., INC. * SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$4,896,100.73	417,044.36	14.46%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$23,896,475.36	2,035,474.90	70.56%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$3,707,641.07	315,812.70	10.95%
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MERRILL LYNCH PIERCE FENNER &* SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$77,649,094.43	3,566,793.50	52.05%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$11,901,969.40	546,714.26	7.98%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$10,239,703.06	470,358.43	6.86%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$11,079,680.92	508,942.62	7.43%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$1,877,529.59	87,124.34	9.89%

LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$1,482,222.17	68,780.61	7.81%
MERRILL LYNCH PIERCE FENNER & SMITH* FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$4,419,558.33	205,083.91	23.29%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$3,770,198.14	174,951.19	19.87%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$2,422,507.54	112,413.34	12.76%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$1,916,830.65	88,948.06	10.10%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$92,962,416.51	4,242,921.79	14.29%
MERRILL LYNCH PIERCE FENNER &* SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	$183,384,748.96	8,369,910.95	28.20%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$56,882,673.75	2,596,196.89	8.75%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$74,810,067.94	3,414,425.74	11.50%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$42,769,366.57	1,952,047.77	6.58%
UBS WM USA* OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	$107,258,398.53	4,895,408.42	16.49%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$134,581.31	6,064.95	99.90%

R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$194,956,047.77	8,829,531.15	69.50%
TLC HOLDINGS LLC 1800 BAYBERRY CT STE 301 RICHMOND VA 23226-3774	$19,370,263.93	877,276.45	6.91%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$7,202,805.95	327,996.63	32.31%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$4,180,038.15	190,347.82	18.75%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,165,207.42	53,060.45	5.23%
RBC CAPITAL MARKETS LLC* MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUNDS OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7582	$1,934,246.11	88,080.42	8.68%
NATIONWIDE LIFE INSURANCE COMPANY (NACO) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	$5,660,302.50	257,755.12	25.39%

AMERICAN BEACON TWENTYFOUR STRATEGIC INCOME FUND
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$3,368,576.15	393,525.25	18.44%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$4,095,130.39	478,403.08	22.42%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$3,718,615.61	434,417.71	20.36%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$5,133,605.73	599,720.30	28.11%

C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$2,027,542.39	237,974.46	21.24%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$1,709,715.91	200,670.88	17.91%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$2,606,436.68	305,919.80	27.30%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$1,777,360.41	208,610.38	18.62%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$1,186,940.69	139,312.29	12.43%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$63,782,547.40	7,322,910.15	15.10%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	$71,862,494.60	8,250,573.43	17.01%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	$33,031,933.42	3,792,414.86	7.82%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$64,172,625.34	7,367,695.22	15.19%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$21,182,257.78	2,431,946.93	5.01%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	$73,685,747.77	8,459,902.16	17.44%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	$59,842,697.44	6,870,573.76	14.16%

R5 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$3,724,491.38	424,685.45	26.27%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,768,736.54	201,680.34	12.47%
RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357-3114	$3,136,007.02	357,583.47	22.12%
SEI PRIVATE TRUST COMPANY C/O ID 225 ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	$5,130,212.89	584,972.96	36.18%
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	$1,647,958.58	192,293.88	61.12%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$546,411.58	63,758.64	20.27%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$225,268.32	26,285.69	8.36%
A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$157,893.53	17,962.86	55.39%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$125,861.46	14,318.71	44.15%
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,344,764.75	159,332.32	92.85%

LESLIE HERMAN 515 SPRUCE ST PHILADELPHIA PA 19106-3707	$102,460.29	12,139.85	7.07%
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	$5,025,916.31	565,344.92	56.49%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	$1,992,289.57	224,104.56	22.39%
PERSHING LLC* 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	$1,200,128.21	134,997.55	13.49%
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS 220 LAS COLINAS BLVD E STE 1200 IRVING TX 75039-5500	$30,846.87	3,537.49	99.97%

American Beacon Institutional Funds Trust

AMERICAN BEACON DIVERSIFIED FUND
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
STATE STREET BANK AND TRUST CUST FBO AMERICAN AIRLINES INC HEATH BENEFITS TRUST FOR TWU EMPLOYEES (EMPLOYER) ATTN GREG KARASINSKI 1200 CROWN COLONY DR QUINCY MA 02169-0938	$106,137,648.85	8,911,641.38	19.14%
STATE STREET BANK AND TRUST CUST FBO AMERICAN AIRLINES INC LONG TERM DISABILITY PLAN ATTN GREG KARASINSKI 1200 CROWN COLONY DR QUINCY MA 02169-0938	$296,192,334.85	24,869,213.67	53.42%
STATE STREET BANK AND TRUST CUST FBO NON-UNION POST-TAX SUPPLEMENTAL MEDICAL ATTN GREG KARASINSKI 1200 CROWN COLONY DR QUINCY MA 02169-0938	$94,041,242.48	7,895,990.13	16.96%

American Beacon Select Funds

American Beacon AHL Trend ETF
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
Bank of New York 225 Liberty St New York, NY 10281-1048	$17,383,782.35	802,205.00	36.88%

National Financial Services LLC 245 Summer St Boston, MA 02210-1133	$10,365,606.13	478,339.00	21.99%
Charles Schwab & Co, Inc 211 Main St San Francisco, CA 94105-1905	$8,012,049.10	369,730.00	17.00%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	$2,842,843.96	131,188.00	6.03%
Citibank N.A. Agency & Trust 388 Greenwich St New York, NY 10013-2362	$2,509,581.03	369,730.00	17.00%

American Beacon GLG Natural Resources ETF
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
Charles Schwab & Co, Inc 211 Main St San Francisco, CA 94105-1905	$50,409,696.68	1,622,978.00	32.14%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	$42,138,542.92	1,356,682.00	26.86%
National Financial Services LLC 245 Summer St Boston, MA 02210-1133	$23,502,263.38	756,673.00	14.98%
Bank of New York 225 Liberty St New York, NY 10281-1048	$12,893,006.00	415,100.00	8.22%
LPL Financial LLC 1055 Lpl Way Fort Mill, SC 29715-8101	$8,828,059.56	284,226.00	5.63%

American Beacon Ionic Inflation Protection ETF
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
Wells Fargo Clearing Services LLC 1 N Jefferson Ave Mc H0004-095 Saint Louis, MO 63103-2254	$4,051,092.90	210,010.00	40.00%
Charles Schwab & Co, Inc 211 Main St San Francisco, CA 94105-1905	$2,672,417.31	138,539.00	26.39%
JP Morgan Chase Bank NA 4 Metrotech Ctr Fl 19 Brooklyn, NY 11245-0004	$1,639,650.00	85,000.00	16.19%
National Financial Services LLC 245 Summer St Boston, MA 02210-1133	$1,066,023.27	55,263.00	10.53%
JMS CAPITAL GROUP WEALTH SERVICES LLC 417 THORNE ST, STE 300 SEWICKLEY, pa 15143-1509	$8,317,153.62	267,777.00	5.30%

American Beacon U.S. Government Money Market Select Fund
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
STATE STREET BANK AND TRUST FBO AMERICAN BEACON 1776 HERITAGE DR QUINCY MA 02171-2119	$442,822,156.72	442,822,156.72	83.77%

APPENDIX C

OFFICERS OF THE TRUSTS, AND DIRECTORS AND OFFICERS OF THE MANAGER AND AFFILIATED SUB-ADVISORS

None of the current Trustees of the Trusts is an officer or director of the Manager or an Affiliated Sub-Advisor.

Principal Officers of the Trusts

The Officers of the Trusts conduct and supervise the Trusts’ daily business. As of the date of this Proxy Statement, the Officers of each Trust, their year of birth, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the Beacon Trust, the Select Trust and the Institutional Trust, and oversees the Trusts’ combined 32 series in the American Beacon Funds Complex.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), ,President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-2025)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Alpha Quant Advisors, LLC: Secretary and General Counsel (2016-2020)

American Beacon Advisors, Inc.:   Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.:   Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:   Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.:   Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

Alpha Quant Advisors, LLC.: Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

Alpha Quant Advisors, LLC:   Treasurer and  CFO (2016-2020)

American Beacon Advisors, Inc.:   Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)

American Beacon Apollo Total Return Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:   Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Director and Vice President (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Director and Vice President (2023-Present)

American Beacon Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Institutional Funds Trust:   Principal Accounting Officer and Treasurer (2017-2021)

American Beacon Select Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Sound Point Enhanced Income Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Private Equity Management, L.L.C.: Treasurer (2012-2024)

Continuous Capital, LLC: Treasurer (2018-2022)

Resolute Acquisition, Inc.: Treasurer (2015-Present)

Resolute Investment Holdings, LLC: Treasurer (2015-2025)

Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Treasurer and CFO (2017-2025)

Resolute  Topco, Inc.: Treasurer (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Emily P. Dowden (1980)	Vice President since 2024	Vice President since 2024

American Beacon Advisors, Inc.: Vice President (2024-Present)

Resolute Investment Managers, Inc.: Vice President (2024-Present)

Resolute Investment Services, Inc.: Vice President (2024-2025)

Westwood Management:   Vice President (2022-2024), (2018-2020)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Alpha  Quant Advisors, LLC: Vice President (2016-2020)

American Beacon Advisors, Inc.:   Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC :  Vice President (2018-2022)

Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:   Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)

American Beacon Apollo Total Return Fund:   Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)

American Beacon Funds: Assistant Treasurer (2011-2021)

American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)

American Beacon Cayman  TargetRisk Company, Ltd.:   Treasurer (2022-Present) and Assistant Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)

American Beacon Select Funds : Assistant Treasurer (2011-2021)

American Beacon Sound Point Enhanced Income Fund:   Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)

American Private Equity Management, L.L.C.: Assistant Treasurer (2012-2024)

Resolute Investment Services, Inc: Vice President, Fund and Tax Reporting (2023-2025), Director, Fund and Tax Reporting (2011-2023)

Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Chief Compliance Officer (2016-2019), Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC : Chief Compliance Officer (2024-Present)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:   Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Fund Tax Director (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Advisors, Inc.:    Assistant Secretary (April 2024-Present)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:   Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Assistant Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.:   Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2025), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Assistant Secretary (2016-2020)

American Beacon Advisors, Inc.:   Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC.: Assistant Secretary (2020-2022)

Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)

Resolute Investment Managers, Inc.:   Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)

Resolute Investment Services, Inc: Deputy General Counsel (2024-2025), Assistant Secretary (2018-2025), Associate General Counsel (2018-2024)

H Bradley Vogt (1966)	Assistant Secretary Since 2023*	N/A	Resolute Investment Services, Inc.: Director, ETF Capital Markets (2022-2025); USAA Life Insurance Company: Life Actuarial Associate (2019-2022).
*	For the American Beacon Select Funds only.

APPENDIX D

AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(collectively, the “Trusts”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Revised as of June 1, 2023

I.	Nominating and Governance Committee Membership and Qualifications

The Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (collectively, the “Boards”) of the Trusts (each, a “Trust”), each consisting of one or more series (each, a “Fund”) shall consist of the Chair of the Boards and two or more trustees (“Trustees”) selected by the Boards, a majority of which members are not “interested persons” of the Trusts as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”).

II.	Purposes of the Committee

The primary purposes of the Committee are:

(a)	to make recommendations regarding the nomination of Trustees to the Boards;
(b)	to make recommendations regarding the appointment of an Independent Trustee as Chair of the Boards;
(c)	to evaluate qualifications of potential “interested” members of the Boards and Trust officers;
(d)	to review shareholder recommendations for nominations to fill vacancies on the Boards;
(e)	to make recommendations to the Boards for nomination for membership on all committees of the Boards and of the chairs of such committees;
(f)	to consider and evaluate the structure, composition and operation of the Boards;
(g)	to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders;
(h)	to consider and make recommendations relating to the compensation of Independent Trustees;

(i)	to assist the Boards with the aspects of risk oversight of the Trusts that are relevant to the Committee, including, but not limited to, the stewardship and overall reputation of the Trusts;
(j)	to coordinate and supervise an annual self-evaluation by the Boards of the performance of the Boards and their various committees;
(k)	to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Trusts’ primary service providers and vendors; and
(l)	to assist the Board in coordinating with legal counsel to the Trusts and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations.
III.	Duties and Powers of the Committee

To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to evaluate the qualifications of potential Independent Trustees, including their independence from the Funds’ investment manager, principal service providers and other affiliates, and make recommendations to the Boards;
(b)	to evaluate the qualifications of potential Independent Trustees to serve as Chair of the Boards;
(c)	to evaluate the qualifications of potential “interested” Trustees and Fund officers and make recommendations to the Boards;
(d)	to adopt, if deemed appropriate, specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board or committee membership;
(e)	to establish policies and procedures for the review of any shareholder recommendations for nominations to fill vacancies on the Boards;
(f)	to make recommendations to the full Boards for nomination for membership on all committees of the Boards and of the chairs of such committees;
(g)	to review as necessary the responsibilities of any committees of the Boards and determine whether there is a continuing need for each committee, whether there is a need for additional committees of the Boards, and whether committees should be combined or reorganized;
(h)	to periodically review the composition of the Boards and each committee thereof and the backgrounds and skill sets of the Boards and committee members and, if deemed appropriate, make recommendations to the Boards and the Independent Trustees regarding proposed changes to the number of positions on the Boards and each committee;

(i)	to coordinate with counsel to the Independent Trustees to establish and carry out a process for an annual self-evaluation by the Boards of the performance of the Boards and their various committees and report to the Boards the findings and recommendations from these self-evaluations;
(j)	to periodically review the compensation paid to Trustees, including the appropriateness and amount of any special compensation for specific positions or services, and recommend any proposed changes in compensation to the Trustees as a group;
(k)	to evaluate requests made by any Trustee pursuant to any applicable guidelines for an exemption from the Boards’ mandatory retirement policy and to make recommendations to the Boards whether or not to grant such requests;
(l)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.
IV.	Operations of the Committee
(a)	The Committee ordinarily meets quarterly and at such other times as deemed appropriate by the Committee.
(b)	The Committee shall meet in person or via teleconference; however, the Committee may act by written consent to the extent permitted by law and by the Trusts’ bylaws.
(c)	The Committee shall have the authority to meet privately and to admit non-members, including members of management, counsel, advisers and others by invitation.
(d)	The Committee shall have full access to independent legal counsel, experts and consultants so as to assist the Committee in performing its duties. The fees for such legal counsel, experts and consultants shall be borne by the Trusts.
(e)	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority, and shall report its activities to the Boards and make such recommendations as the Committee may deem necessary or appropriate.
(f)	The Committee annually shall recommend one of its members to be the chair and may select a vice chair. A Committee member may serve no more than four consecutive annual terms as chair. There shall be no limit to the number of non-consecutive annual terms that a Committee member may serve as chair. There shall be no limit to the number of consecutive or non-consecutive annual terms that a Committee member may serve as vice chair.

(g)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at or participating in a meeting at which a quorum is present shall be the action of the Committee.
(h)	The Boards shall adopt and approve this Charter and may amend it on the Boards’ own motion.
(i)	The Committee shall review this Charter periodically and recommend any changes to the Boards.

Adopted on May 25, 2005; revised on May 11, 2006, March 9, 2011, February 17, 2014, February 27, 2017, February 27, 2018, March 5, 2019, March 3, 2020, June 9, 2021, March 3, 2022, and June 1, 2023.

American Beacon®
FUNDS
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

American Beacon®
FUNDS

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 14, 2025

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE TRUSTS. The undersigned Shareholder(s) of one or more of American Beacon Funds ("Beacon Trust"), American Beacon Select Funds ("Select Trust") and/or American Beacon Institutional Funds Trust ("Institutional Trust," and together with Beacon Trust and Select Trust, the "Trusts"), hereby appoint(s) Terri McKinney and Rosemary Behan, and each of them separately (with full power of substitution to each), the proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the Trusts, to be held on August 14, 2025 at 2:00 p.m., Central Time, at the offices of the Trusts, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and at any postponements or adjournments thereof ("Special Joint Meeting"), to vote all of the shares of the Trusts that the undersigned would be entitled to vote if personally present at the Special Joint Meeting and on any other matters properly brought before the Special Joint Meeting, and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Joint Meeting, all as set forth in the Notice of Special Joint Meeting of Shareholders.

Should you have any questions about these proxy materials or wish to vote your shares, please call toll-free at 1-844-568-1623. Representatives are available Monday thru Friday from 9:00 a.m. to 11:00 p.m. and Saturday 12:00 p.m. to 6:00 p.m. Eastern Time.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" each of the nominees in Proposal 1. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Joint Meeting. Receipt of the Notice of Special Joint Meeting of Shareholders and the related Joint Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ABF_34614_060525
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.
XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to Be Held on August 14, 2025.
The Notice of Special Joint Meeting and the Proxy Statement for this Special Joint Meeting are available at:
https://www.proxy-direct.com/abf-34614

FUNDS
AHL Managed Futures Strategy Fund
ARK Transformational Innovation Fund
FEAC Floating Rate Income Fund
International Equity Fund
Man Large Cap Value Fund
Ninety One International Franchise Fund
Shapiro SMID Cap Equity Fund
SSI Alternative Income Fund
The London Company Income Equity Fund
Diversified Fund
Ionic Inflation Protection ETF

FUNDS
AHL Multi-Alternatives Fund
Balanced Fund
Garcia Hamilton Quality Bond Fund
Large Cap Value Fund
Ninety One Emerging Markets Equity Fund
NIS Core Plus Bond Fund
SiM High Yield Opportunities Fund
Stephens Mid-Cap Growth Fund
TwentyFour Strategic Income Fund
AHL Trend ETF
U.S. Government Money Market Select Fund

FUNDS
AHL TargetRisk Fund
Developing World Income Fund
IMC International Small Cap Fund
Man Large Cap Growth Fund
Ninety One Global Franchise Fund
Shapiro Equity Opportunities Fund
Small Cap Value Fund
Stephens Small Cap Growth Fund
TwentyFour Sustainable Short Term Bond Fund
GLG Natural Resources ETF

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTS' BOARDS OF TRUSTEES WITH RESPECT TO YOUR FUND(S). You may receive more than one ballot if you have multiple investments in the Trusts. Please remember to vote all of your ballots!

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal **THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH OF THE NOMINEES:**

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Gilbert G. Alvarado	02. Gerard J. Arpey	03. Eugene J. Duffy	04. Claudia A. Holz	☐	☐	☐
05. Douglas A. Lindgren	06. Barbara J. McKenna	07. Janet C. Smith	08. Paul Zemsky			

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee(s) number(s) on the line provided.____

2. To transact any other business as may properly come before the Special Joint Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder is requested to sign, but only one signature is required absent a written notice to the contrary. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX ABF1 34614 XXXXXXXX

PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours a day

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

Please detach at perforation before mailing.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 14, 2025

[INSURANCE COMPANY]
The above-referenced insurance company (the "Company") is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the Fund(s) listed on the reverse side.

The undersigned contract owner instructs the Company to vote, at the Special Joint Meeting of Shareholders and at any adjournments or postponements thereof (the "Special Joint Meeting"), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund's Notice of Special Joint Meeting of Shareholders and the related Joint Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value "FOR" each of the nominees in Proposal 1. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

Should you have any questions about these proxy materials or wish to vote your shares, please call toll-free at 1-844-568-1623. Representatives are available Monday thru Friday from 9:00 a.m. to 11:00 p.m. and Saturday 12:00 p.m. to 6:00 p.m. Eastern Time.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

ABF_34614_060525_VI
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to Be Held on August 14, 2025.
The Notice of Special Joint Meeting and the Proxy Statement for this Special Joint Meeting are available at:
https://www.proxy-direct.com/abf-34614

FUNDS
AHL Managed Futures Strategy Fund
ARK Transformational Innovation Fund
FEAC Floating Rate Income Fund
International Equity Fund
Man Large Cap Value Fund
Ninety One International Franchise Fund
Shapiro SMID Cap Equity Fund
SSI Alternative Income Fund
The London Company Income Equity Fund
Diversified Fund
Ionic Inflation Protection ETF

FUNDS
AHL Multi-Alternatives Fund
Balanced Fund
Garcia Hamilton Quality Bond Fund
Large Cap Value Fund
Ninety One Emerging Markets Equity Fund
NIS Core Plus Bond Fund
SiM High Yield Opportunities Fund
Stephens Mid-Cap Growth Fund
TwentyFour Strategic Income Fund
AHL Trend ETF
U.S. Government Money Market Select Fund

FUNDS
AHL TargetRisk Fund
Developing World Income Fund
IMC International Small Cap Fund
Man Large Cap Growth Fund
Ninety One Global Franchise Fund
Shapiro Equity Opportunities Fund
Small Cap Value Fund
Stephens Small Cap Growth Fund
TwentyFour Sustainable Short Term Bond Fund
GLG Natural Resources ETF

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE TRUSTS' BOARDS OF TRUSTEES WITH RESPECT TO YOUR FUND(S). You may receive more than one ballot if you have multiple investments in the Trusts. Please remember to vote all of your ballots!

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal **THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH OF THE NOMINEES:**

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Gilbert G. Alvarado	02. Gerard J. Arpey	03. Eugene J. Duffy	04. Claudia A. Holz	☐	☐	☐
05. Douglas A. Lindgren	06. Barbara J. McKenna	07. Janet C. Smith	08. Paul Zemsky			

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee(s) number(s) on the line provided.____

2. To transact any other business as may properly come before the Special Joint Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder is requested to sign, but only one signature is required absent a written notice to the contrary. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx ABF2 34614 xxxxxxxx